UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEACOAST BANKING CORPORATION OF FLORIDA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 9, 2012

TO THE SHAREHOLDERS OF

SEACOAST BANKING CORPORATION OF FLORIDA:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida, which will be held at the Wolf Technology Center, 2400 S.E. Salerno Road, Stuart, Florida, on Thursday, May 24, 2012, at 3:00 P.M., Local Time.

Enclosed are the formal notice of annual meeting, proxy statement, proxy card and our 2011 annual report to shareholders. At the meeting, you will be asked to consider and vote upon the proposals outlined in the notice of annual meeting and described in detail in the proxy statement. We hope you can attend the annual meeting and vote your shares in person. However, whether or not you plan to attend the meeting in person, please take the time to vote by completing the enclosed proxy card and returning it to us as soon as possible or by following the telephone or Internet voting procedures described on the proxy card. This action will ensure that we have a quorum and that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person, even if you have previously returned your proxy card.

If you have any questions about the proxy statement or our annual report, please call us at (772) 287-4000 or write to us at 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Sincerely,

Dennis S. Hudson, III
Chairman & Chief Executive Officer

SEACOAST BANKING CORPORATION OF FLORIDA
815 Colorado Avenue
Stuart, Florida 34994

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2012

Notice is hereby given that the 2012 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) will be held at the Wolf Technology Center, 2400 S.E. Salerno Road, Stuart, Florida, on Thursday, May 24, 2012, at 3:00 P.M., Local Time (collectively, with any adjournments or postponements, the “Meeting”), for the following purposes:

1.	Elect Directors. To re-elect four Class I directors and elect one Class II director (“Proposal 1”);

2.	Amend Employee Stock Purchase Plan. To approve an amendment to Section 2 of Seacoast’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the number of authorized shares of Common Stock reserved for issuance under the Employee Stock Purchase Plan from 730,000 to 1,500,000 (“Proposal 2”);

3.	Ratification of Appointment of Independent Auditor. To ratify the appointment of KPMG LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2012 (“Proposal 3”);

4.	Reverse Stock Split Extension. To approve an extension of the time frame from May 25, 2012 to May 23, 2013 in which our Board of Directors is permitted to (i) effect a reverse stock split of our Common Stock at one of two reverse split ratios, 1-for-5 or 1-for-10, as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our Common Stock by the reverse stock split ratio determined by the Board of Directors (“Proposal 4”);

5.	Advisory (Non-binding) Vote on Compensation of Named Executive Officers. To allow shareholders to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (“Proposal 5”);

6.	Adjournment of the Annual Meeting. To grant the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Meeting, in person or by proxy, to approve Proposals 1, 2, 3, 4 and 5; and

7.	Other Business. To transact such other business as may properly come before the Meeting.

The enclosed Proxy Statement explains these proposals in greater detail. We urge you to read these materials carefully.

Only shareholders of record at the close of business on March 22, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to vote by completing, and returning the enclosed proxy card in the accompanying self-addressed envelope, or by following the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors

Dennis S. Hudson, III
Chairman & Chief Executive Officer

April 9, 2012

YOUR VOTE IS VERY IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE TAKE THE TIME TO VOTE BY COMPLETING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED, OR BY FOLLOWING THE TELEPHONE OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY VOTED, BY REVOKING THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

Table of Contents

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE PROXY SOLICITATION	1
Why am I receiving this proxy statement and proxy card?	1
What matters will be voted on at the Meeting?	1
How do I vote?	2
What if my shares are held in street name?	2
How will my shares of stock held in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan be voted?	3
How will my shares of Common Stock held in Seacoast’s Dividend Reinvestment and Stock Purchase Plan be voted?	3
What does it mean if I receive more than one proxy card?	3
What if I change my mind after I return my proxy card?	3
How many shares must be present to hold the Meeting?	3
What if a quorum is not present at the Meeting?	4
What is the recommendation of the Board of Directors with regard to the proposals?	4
What options do I have in voting on each of the proposals?	4
How many votes are needed for each proposal?	4
Who will pay the expenses of proxy solicitation?	5
Where do I find the voting results of the Meeting?	5

PROPOSAL 1: ELECTION OF DIRECTORS	6
General	6
Manner for Voting Proxies	6
Nominees to be Elected at the Meeting	7
Directors Whose Terms Extend Beyond the Meeting	10
Non-Director Executive Officers	13

CORPORATE GOVERNANCE	14
Independent Directors	14
Board Leadership Structure	14
Director Nominating Process	15
Shareholder Communications	16
Corporate Governance Guidelines	16
Code of Conduct and Ethics	16
Board Meeting Attendance	16
Risk Oversight	16
Board Committees	17
Executive Officers	19
Management Stock Ownership	19

COMPENSATION DISCUSSION & ANALYSIS	20
Overview	20
Summary	20
2011 Compensation	21
Effect of Participation in the Capital Purchase Program	21
Compensation Philosophy and Objectives	23
Determining Executive Compensation	24
Elements of the 2011 Compensation Program for Executive Officers	25
Risk Analysis of Executive Compensation	29
Stock Ownership Guidelines under Executive Equity Compensation Program	30
Impact of Deduction Limit	30
Compensation for the Named Executive Officers in 2012	30
Results of Shareholder Advisory Vote on Executive Compensation	31

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2011 COMPENSATION	32
Executive Compensation	32
2011 Summary Compensation Table	32
2011 Components of All Other Compensation Table	33
2011 Grants of Plan-Based Awards	33
Employment and Change in Control Agreements	34
Outstanding Equity Awards at Fiscal Year-End 2011	37
2011 Options Exercises and Stock Vested	38
2011 Nonqualified Deferred Compensation	39
Executive Deferred Compensation Plan	39
2011 Other Potential Post-Employment Payments	41
2011 Director Compensation	43
Directors’ Deferred Compensation Plan	44

SALARY & BENEFITS COMMITTEE REPORT	45

AUDIT COMMITTEE REPORT	48

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS	49

SALARY AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	49

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS	50
Principal Shareholders	50
Ownership of Directors and Executive Officers	51
Section 16(a) Beneficial Ownership Reporting Compliance	53

PROPOSAL 2: AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER THE PLAN	54

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	58

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AUDIT AND NON-AUDIT FEES	59

PROPOSAL 4: APPROVAL OF AN EXTENSION OF THE BOARD OF DIRECTORS’ AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	60

PROPOSAL 5: ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	67

PROPOSAL 6: ADJOURNMENT OF THE ANNUAL MEETING	68

SHAREHOLDER PROPOSALS FOR 2013	69

OTHER MATTERS	69

OTHER INFORMATION	69

APPENDIX A – AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN	A-1

APPENDIX B – ARTICLES OF AMENDMENT (REVERSE STOCK SPLIT)	B-1

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PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF SEACOAST BANKING CORPORATION OF FLORIDA
MAY 24, 2012

The Board of Directors of Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 24, 2012, at 3:00 P.M. Local Time (collectively, with any adjournments or postponements, the “Meeting”) at the Wolf Technology Center, 2400 S.E. Salerno Road, Stuart, Florida for the purposes set forth in the attached Notice of Meeting. The notice, this proxy statement, the enclosed proxy card and Seacoast’s 2011 annual report to Shareholders (“Annual Report”) including financial statements for the fiscal year ended December 31, 2011 are first being sent to shareholders on or about April 9, 2012.

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS

AND THE PROXY SOLICITATION

Q:  Why am I receiving this proxy statement and proxy card?

A:  You are receiving a proxy statement and proxy card from us because on March 22, 2012, the record date set by our Board of Directors for our Meeting (the “Record Date”), you owned shares of Seacoast’s common stock, $0.10 par value (“Common Stock”). Only holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned as of the Record Date. As of the Record Date, there were [•] shares of Common Stock issued and outstanding.

The Meeting is being held to consider and vote upon the proposals summarized below under “What matters will be voted on at the Meeting” and described in greater detail elsewhere in this proxy statement. Seacoast’s Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the matters described in this proxy statement.

This proxy statement describes the matters that will be presented for consideration by the shareholders at the Meeting. It also gives you background information concerning the proposals to assist you in making an informed decision. Please read it carefully. This notice of meeting, proxy statement and our annual report to shareholders for the year ending December 31, 2011, may also be accessed free of charge from the Internet at: [•].

Q:  What matters will be voted on at the Meeting?

A:  You are being asked to vote on six proposals summarized as follows:

Proposal 1.   To re-elect four Class I directors and elect one Class II director;

Proposal 2.   To approve an amendment to Section 2 of Seacoast’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the number of authorized shares of Common Stock reserved for issuance under the Employee Stock Purchase Plan from 730,000 to 1,500,000;

Proposal 3.   To ratify the appointment of KPMG LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2012;

Proposal 4.   To approve an extension of the time frame from May 25, 2012 to May 23, 2013 in which our Board of Directors is permitted to (i) effect a reverse stock split of our Common Stock at one of two reverse split ratios, 1-for-5 or 1-for-10, as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our Common Stock by the reverse stock split ratio determined by the Board of Directors;

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Proposal 5.   To allow shareholders to endorse or not endorse, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and

Proposal 6.   To grant the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Meeting, in person or by proxy.

These matters are more fully described in this proxy statement.

Q:  How do I vote?

A:  You are a shareholder of record if your shares of Common Stock are held in your name on the Record Date. If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (which is commonly referred to as “street name”), please see the instructions in the following question.

Instructions for voting are found on the proxy card. After reviewing this document, please submit your proxy by completing and returning the card in the enclosed envelope or by delivering it via telephone or through the Internet by following the instructions on the proxy card.  By submitting your proxy, you authorize the individuals named in it to represent you and vote your shares at the Meeting in accordance with your instructions.  Your vote is important, and your shares can only be voted if you are present in person or represented by proxy at the Meeting. To ensure your representation at the Meeting, we recommend you vote by proxy even if you plan to attend the Meeting. Please submit your proxy promptly using one of the proxy delivery or voting methods indicated on the proxy card. You can vote in person at the Meeting even if you previously provided a proxy.

If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “FOR” Proposals 1, 2, 3, 4, 5 and 6. If any other matters are properly presented at the Meeting for action, the persons named and acting as proxy will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the Meeting.

Q:  What if my shares are held in street name?

A:  If you are a beneficial owner and a broker, bank or other nominee is the record holder (which is commonly referred to as “street name”), then you received this proxy statement from the record holder. You have the right to direct your broker or nominee how to vote your shares, and such broker or other nominee is required to vote the shares in accordance with your instructions. Your broker or nominee should have given you instructions for you to provide direction on how to vote your shares. It will then be the record holder’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various securities exchanges, brokers and other record holders may generally vote on discretionary or routine matters, but cannot vote on non-routine or non-discretionary matters, such as an amendment to a company’s articles of incorporation, unless they have received voting instructions from the person for whom they are holding shares. Proposals 1, 2, 4 and 5 are considered non-routine matters, and cannot be voted on by your broker without your instructions. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the Meeting.  You should do this by carefully following the instructions your broker gives you.

If your shares are held in street name, you are invited to attend the Meeting; however, you may not vote your shares of Common Stock held in street name in person at the Meeting unless you request and obtain a power of attorney or other authority from your broker or other nominee who holds your shares and bring it to the Meeting. Even if you plan to attend the Meeting, we ask that you complete and return your proxy card in advance of the Meeting in case your plans change.

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Q:   How will my shares of stock held in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan be voted?

A:   If you are a participant in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan, you are asked to vote the shares held in your account separately. Your voting instructions must be received prior to the Meeting to count. For the shares in your account in Seacoast’s Retirement Savings Plan, if you do not properly complete and return a proxy card, then the trustee of the Retirement Savings Plan will vote, or not vote, in its sole discretion the shares of Common Stock in your account. However, for shares held in your account in the Employee Stock Purchase Plan, your shares will not be voted if you do not give voting instructions as to such shares by proxy.

Q:  How will my shares of Common Stock held in Seacoast’s Dividend Reinvestment and Stock Purchase Plan be voted?

A:  If you are a participant in Seacoast’s Dividend Reinvestment and Stock Purchase Plan, your completed proxy will serve as voting instructions to the plan administrator. Shares held in your plan account will be combined and voted at the Meeting in the same manner in which you voted those shares registered in your own name either by proxy or in person.

Q:  What does it mean if I receive more than one proxy card?

A:   It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers or other nominees. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. Please sign and return ALL proxy cards to ensure that all of your shares are voted.

Q:  What if I change my mind after I return my proxy card?

A:   If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	delivering to Seacoast a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy, with such written notice to be sent to: 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, Attention: Corporate Secretary;

•	signing and delivering to Seacoast a proxy card relating to the same shares and bearing a later date;

•	timely submitting another proxy via the telephone or Internet; or

•	attending the Meeting and voting in person by written ballot, although attendance at the Meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

Q:  How many shares must be present to hold the Meeting?

A:  To hold a vote on any proposal, a quorum must be present in person or by proxy at the Meeting. A quorum is a majority of the total votes entitled to be cast by the holders of the outstanding shares of Common Stock as of the Record Date.

Shares are counted as present at the Meeting if the shareholder either:

•	is present and votes in person at the Meeting; or

•	has properly submitted a signed proxy card or other form of proxy (through the telephone or Internet).

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In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions and broker non-votes, will be counted. A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

On March 22, 2012, the record date, there were [•] shares of Common Stock issued, outstanding and entitled to be voted, which were held by approximately [•] holders of record. Therefore, at least [•] shares need to be present at the Meeting or represented by proxy in order for a quorum to exist.

Directors and executive officers of the Company beneficially hold approximately 21,214,750 shares of Common Stock, or 22.3 percent of all the votes entitled to be cast at the Meeting.

Q:  What if a quorum is not present at the Meeting?

A:  If a quorum is not present at the scheduled time of the Meeting, a majority of the shareholders present or represented by proxy may adjourn the Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time of the adjournment, if any, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Meeting. The Board of Directors must fix a new Record Date to determine the shareholders entitled to vote at the adjourned Meeting if the Meeting is adjourned more than 120 days after the date fixed for the original Meeting.

Q:  What is the recommendation of the Board of Directors with regard to the proposals?

A: The Board of Directors of Seacoast believes the proposals described herein are in the best interests of the Company and its shareholders and, accordingly, unanimously recommends that the shareholders vote “FOR” each of the proposals identified in the notice of meeting.

Q:  What options do I have in voting on each of the proposals?

A:  Except with respect to Proposal 1 for the election of directors, you may vote “for,” “against,” or “abstain” on each proposal properly brought before the Meeting.  In the election of directors you may vote “for” or “withhold authority to vote for” each nominee.

Q:  How many votes are needed for each proposal?

A:  Proposal 1 requires approval by a “plurality” of the votes cast at the Meeting. This means that Proposal 1 will be approved if more votes cast at the Meeting are voted in favor of the proposal than are voted against the proposal. Votes withheld are not counted as votes against the proposal.

Proposals 2, 3, 4, 5 and 6 require approval by the affirmative vote of a majority of votes cast at the Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4, 5 and 6.

Unless otherwise required by the Company’s Amended and Restated Articles of Incorporation, as amended (“Articles of Incorporation”) or Bylaws or the Florida Business Corporation Act, or by applicable law, any other proposal that is properly brought before the Meeting will require approval by the affirmative vote of a majority of all votes cast at the Meeting.

Please remember that Proposals 1, 2, 4 and 5 are each considered non-routine matters. As a result, if your shares are held by a broker or other fiduciary, your shares cannot be voted on these matters unless you have provided voting instructions to your broker or other nominee.

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Abstentions and broker non-votes, if any, will not be counted for purposes of determining whether any of the proposals have received sufficient votes for approval, but will count for purposes of determining whether or not a quorum is present.  So long as a quorum is present, abstentions and broker non-votes will have no effect on any of the matters presented for a vote at the Meeting.

Q:  Who will pay the expenses of the proxy solicitation?

A:  The Company will bear the cost of preparing, printing and mailing this proxy statement, the notice of meeting and the proxies solicited for the Meeting. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials. Seacoast may retain other unaffiliated third parties to solicit proxies and pay the reasonable expenses and charges of such third parties for their services.

Q:  Where do I find the voting results of the Meeting?

A:  If available, we will announce voting results at the Meeting. The voting results will also be disclosed on a Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days after the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 24, 2012.

The Notice of Annual Meeting, the 2012 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2011 are also available at:

[•]

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PROPOSAL 1

ELECTION OF DIRECTORS

General

As of the date of this proxy statement, Seacoast’s Board of Directors consists of twelve members divided into three classes, serving staggered three year terms as provided in our Articles of Incorporation.

The Meeting is being held to, among other things, re-elect four Class I directors and elect one Class II director of Seacoast, each of whom has been nominated by the Nominating and Governance Committee of the Board of Directors. All of the nominees are presently directors of Seacoast and also serve as members of the Board of Directors of Seacoast’s principal banking subsidiary, Seacoast National Bank (the “Bank”). The members of the Boards of Directors of the Bank and the Company are the same except for Dennis J. Arczynski and O. Jean Strickland, who are currently directors of the Bank only. If re-elected, each of the Class I directors will serve a three year term expiring at the 2015 Annual Meeting and until their successors have been elected and qualified.

On February 21, 2012, the Board of Directors, following the recommendation of our Nominating and Governance Committee, increased the size of the Board from eleven to twelve and appointed Roger O. Goldman as director to immediately fill the vacancy on the expanded Board. Mr. Goldman will stand for election as a Class II director at the Meeting and, if elected, will serve for a term expiring at the 2013 Annual Meeting, along with the other Class II directors.

Currently, the Board of Directors is classified as follows:

Class	Term	Names of Directors

Class I	Term Expires at the 2012 Annual Meeting	H. Gilbert Culbreth, Jr. Christopher E. Fogal Robert B. Goldstein Dale M. Hudson

Class II	Term Expires at the 2013 Annual Meeting	John H. Crane Roger O. Goldman Dennis S. Hudson, Jr. Thomas E. Rossin

Class III	Term Expires at the 2014 Annual Meeting	Stephen E. Bohner T. Michael Crook Dennis S. Hudson, III Edwin E. Walpole, III

Manner for Voting Proxies

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that banks and brokers that do not receive voting instructions from their clients are not able to vote their client’s shares in the election of directors. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast’s Nominating and Governance Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

6

The nominees have been nominated by Seacoast's Nominating and Governance Committee, and the Board of Directors unanimously recommends a vote “FOR” the election of all five nominees listed below.

Nominees to be Elected at the Meeting

H. Gilbert Culbreth, Jr., age 66, is Chairman of the Company’s Salary and Benefits Committee and has been a director of Seacoast since 2008.

Mr. Culbreth has been chief executive officer and owner of Gilbert Chevrolet Company, Inc., a car dealership located in Okeechobee, Florida, for the past 38 years. He was previously a member of Big Lake Financial Corporation’s (“Big Lake”) board of directors for 10 years prior to the acquisition of Big Lake by Seacoast in April 2006, and has served on the Bank’s board of directors since the acquisition. In addition, Mr. Culbreth is president of several other family businesses, including, Culbreth Realty, Inc. (a real estate brokerage company), Parrott Investments, Inc. (a holding company for two other businesses), and Gilbert Aviation Inc. (an aircraft sales and service company). He is a former director of the Florida Council on Economic Education, the Okeechobee County Board of Realtors, the Okeechobee Economic Council, and the United Way of Okeechobee and is a member of the Masonic Lodge.

In making the determination that Mr. Culbreth should be a nominee for director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his diversity of business experience for 38 years in the Okeechobee, Florida market, which is valuable in understanding the customer segments in this market;

•	his entrepreneurial and management skills;

•	his stature in and knowledge of the local community; and

•	his experience with the Company.

Christopher E. Fogal, age 60, is Chairman of the Company’s Audit Committee, is a member of the Company’s Nominating and Governance Committee and has been a director of Seacoast since 1997.

Mr. Fogal is a certified public accountant and principal with the public accounting firm of Proctor, Crook, Crowder & Fogal CPA, and P.A. (“Proctor Crook”). He was the managing partner of Fogal & Associates from 1979 until the firm merged with Proctor Crook in 2009. Mr. Fogal served on the board of directors of Port St. Lucie National Bank until it was acquired by Seacoast in 1996. He has also served as past chairman of the Treasure Coast Private Industry Council and past president of the St. Lucie County Chamber of Commerce, and is active in a number of professional organizations including the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

In making the determination that Mr. Fogal should be a nominee for director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his accounting expertise as a CPA, which provides the Board of Directors with guidance related to internal controls and financial and accounting matters;

•	his business, management and decision-making skills, including his experience as managing partner of an accounting firm for 30 years;

•	his stature in the local community; and

•	his experience with the Company.

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Roger O. Goldman, age 66, has been a director of Seacoast since February 2012.

Mr. Goldman has been a director of American Express Bank FSB, a wholly owned subsidiary of American Express Company, since 2005, and is chairman of their audit and risk committee and a member of their executive committee. Mr. Goldman is also the managing partner of Berkshire Opportunity Fund, which he founded in 2008 to provide financing and mentoring for small businesses in the Northeast. From 2009 to 2010, Mr. Goldman served as temporary volunteer CEO for 1Berkshire to create a powerful economic development engine for the Berkshires by integrating the work of four primary economic development agencies and raising larger and more sustainable funding. From 1997 to 2000, Mr. Goldman was president and CEO of Global Sourcing Services, LLC, a start-up venture specializing in outsourced marketing services and account acquisition and customer retention programs, which he grew to a substantial size before it was sold. Mr. Goldman’s extensive banking experience includes management positions at Citicorp from 1969 to 1983; service as president and CEO of Redwood Bank, a community bank in San Francisco, California, from 1983 to 1986; EVP and senior operating officer of Coreast Savings Bank from 1989 to 1991; and EVP in charge of the community banking group of NatWest Bancorp (with $31 billion in assets) from 1991 to 1996 where he was responsible for managing all consumer and small business activities. In addition, he previously served on the boards of several public and private corporations, including Minyanville (a new media company), Cyota (an Internet security company), and American Express Centurion Bank where he also served as a member of the audit committee. He is currently Chairman of the Lighthouse International, a charitable foundation for the visually impaired which is headquartered in New York, and is the former Chairman of the Juvenile Diabetes Research Foundation. Mr. Goldman received his Bachelor’s degree from New York University in Marketing and his Juris Doctorate from the Washington College of Law at American University. He is an emeritus member of the New Jersey bar and former member of the Washington D.C. bar.

In making the determination that Mr. Goldman should be a nominee for director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his diversity of leadership experience in the financial services industry, particularly with respect to his retail banking and consumer and small business lending background;

•	his marketing and risk management expertise;

•	his legal background and knowledge of corporate governance matters;

•	his knowledge of and associations in the Palm Beach County market; and

•	his considerable insights and perspectives garnered from years of service on public, private and not-for-profit boards.

Robert B. Goldstein, age 71, is Chairman of the Company’s Nominating and Governance Committee, is a member of the Company’s Salary and Benefits Committee, and has been a director of Seacoast since 2010.

Mr. Goldstein is a founding principal of CapGen Capital Advisors LLC (“CapGen LLC”), New York, New York, an investment program fund formed in 2007 that invests in banks and financial institutions. He is also a member of CapGen LLC’s investment committee. As of March 22, 2012, an affiliate of CapGen LLC was the beneficial owner of 15,715,862 shares of the Company’s common stock, representing 16.5 percent of outstanding shares. Mr. Goldstein is also currently a director of FNB Corporation (since 2003) and chairman of their compensation committee; a director of Hampton Roads Bankshares (since 2010) and a member of their compensation, governance/nominating, and risk oversight committees; and a director of Palmetto Bancshares, Inc. and its banking subsidiary, Palmetto Bank (since 2010) and member of their credit, regulatory, and governance/nominating committees. He is also chairman of the board of directors and chairman of the audit committee of THE BANKshares, Inc., and a director of its banking subsidiary, BankFIRST, since 2007. Mr. Goldstein’s other senior executive and director experience includes service as director and chairman of the executive committee of Great Lakes Bancorp from 2005 to 2006; chairman of the board and CEO of Bay View Capital Corporation, a $6 billion bank holding company, from 2001 to 2006; director of Cobalt Holdings, LLC (an accredited credit rating agency and asset management company) from 2003 to 2010, as well as numerous other executive and/or director positions with financial institutions over a career that has spanned 48 years. Mr. Goldstein is nationally recognized for his expert investing and operational experience in turning around and implementing growth strategies for banks under the most challenging circumstances.

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Mr. Goldstein’s appointment to the Board of Directors is pursuant to the Stock Purchase Agreement (the “Stock Purchase Agreement”), dated October 23, 2009, between Seacoast and CapGen Capital Group III LP (“CapGen LP”), an affiliate of CapGen LLC. CapGen LP purchased 6,000,000 shares of our Common Stock on December 17, 2009 for $13.5 million pursuant to the Stock Purchase Agreement. Under the Stock Purchase Agreement, CapGen LP is entitled to appoint one director to our Board of Directors as long as CapGen LP or an affiliate retains ownership of the shares purchased under the agreement.

Although Mr. Goldstein’s directorships on outside boards exceed the number specified in the Company’s Corporate Governance Guidelines, the Nominating and Governance Committee currently believes that the number of directorships is acceptable since Mr. Goldstein’s full-time job is to represent and provide expertise to boards of the banks in which CapGen LLC and its affiliates invest, and his directorships on these boards were approved by the Federal Reserve.

In making the determination that Mr. Goldstein should be a nominee for director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his significant experience in the financial services industry;

•	his leadership and service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance, which is useful and applicable to Seacoast; and

•	his knowledge and perspective on the interests of the institutional investor community.

Dale M. Hudson, age 77, has been a director of Seacoast since 1983.

Mr. Hudson served as Vice Chairman of Seacoast from July 2005 until his retirement on December 31, 2010, having previously served as Chairman from June 1998 to July 2005. He served as Chief Executive Officer of Seacoast from 1992 to June 1998, as President of Seacoast from 1990 to June 1998, and as Chairman of the Board of the Bank from September 1992 to June 1998. He also served on the board of directors of the Florida Bankers Association for five years. In addition to his 55 years in banking, Mr. Hudson is extremely active in the community and charitable organizations. He has served on the Martin Memorial Hospital Foundation and Community Boards, as well as on the boards of the American Cancer Society, Honorary Advisory Board of the Florida Oceanographic Society, Indian River Community College, and Treasure Coast Blood Bank Advisory Board and The Pine School for 15 years, including two years as chairman. Mr. Hudson has also devoted 18 years of service as chairman of Mary’s Kitchen, a local soup kitchen for the homeless. He has received numerous awards and honorary titles, including the first Martin County Citizen of the Year Award by the March of Dimes in 1995 and the National Philanthropy Award with his wife in 2006.

In making the determination that Mr. Hudson should be a nominee for director of Seacoast, the Nominating and Governance Committee considered these qualifications, as well as:

•	his significant experience in the financial services industry and the organization, including his prior service as Chairman and Chief Executive Officer of the Company, which provides a unique understanding of our operations;

•	his tenure as director that spans a full range of banking and economic cycles affecting the Company; and

•	his stature in the local community, including through the leadership positions with the community organizations and philanthropic work discussed above.

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Directors Whose Terms Extend Beyond the Meeting

Stephen E. Bohner, age 59, is a member of the Company’s Nominating and Governance and Salary and Benefits Committees and has been a director of Seacoast since 2003.

Mr. Bohner has been president and owner of Premier Realty Group, a real estate company located in Sewalls Point, Florida, specializing in the sale of luxury homes, since 1987. In addition to his 35 years in real estate, Mr. Bohner is actively involved in several professional and community organizations, having served as president of the Greater Martin County Association of Realtors and The Pine School. He was awarded the Realtor Association’s Distinguished Service Award in 2001, and has served on numerous professional standards’ panels in arbitration hearings and chaired the Realtors Association’s grievance committee. Mr. Bohner is a graduate of Vanderbilt University with dual degrees in Business and Economics.

In making the determination that Mr. Bohner should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business leadership and expertise in real estate, which provides the Board of Directors with valuable insight related to local real estate markets in which the Bank’s customers are located and helps the Board make critical judgments regarding the Bank’s lending activities since such judgments rely upon the proper valuation of real estate;

•	his business leadership and entrepreneurial and management skills developed over the past 35 years;

•	his stature in the local community garnered from his years of professional and community involvement; and

•	his experience with the Company.

John H. Crane, age 82, is a member of the Company’s Audit Committee and has been a director of Seacoast since 1983.

Mr. Crane is retired, but co-founded and served as vice president of C&W Fish Company, Inc., a fish processing plant located in the Stuart, Florida area, from 1982 through 2000. He also co-founded Krauss & Crane, Inc., an electrical and air conditioning contracting firm located in Stuart, Florida in 1957, overseeing all phases of the business’ operations as its president and chairman until his retirement in 1998. Mr. Crane served as Chairman of the Bank’s Directors Loan Committee for 15 years. He is well-respected in Martin County, Florida, having served on the board of Martin Memorial Hospital for six years, chairing the committee to raise money for the first ambulances in the county, and sponsoring and managing youth baseball teams for 16 years.

In making the determination that Mr. Crane should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business experience, management skills and sound business judgment developed as a co-founder of the two companies discussed above;

•	his stature in the local community acquired from his years of professional and community involvement; and

•	his experience with the Company, including his tenure as director that spans a full range of banking and economic cycles affecting the Company.

T. Michael Crook, age 64, is a member of the Company’s Audit Committee and has been a director of Seacoast since 2003.

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Mr. Crook has been a principal with the public accounting firm of Proctor, Crook, Crowder & Fogal, CPA, and P.A., located in Stuart, Florida, since 1976 and a CPA since 1975. He was a member of Barnett Bank’s Martin County board of directors for 11 years from 1986 to 1997. Mr. Crook is also active in the community, currently serving as a member of the board of the Scripps Florida Funding Corporation and Martin County Community Foundation, and previously serving as director and president of the Economic Council and Stuart Kiwanis Club, former director of the Arts Foundation of Martin County and Stuart/Martin County Chamber of Commerce, and past chairman of the Indian River Community College Accounting Advisory Committee. His professional affiliations include the American Institute of Certified Public Accountants, the Management Advisory Services Division of the American Institute of Certified Public Accountants, and the local legislative contact for the Florida Institute of Certified Public Accountants.

In making the determination that Mr. Crook should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business experience and sound business judgment;

•	his accounting expertise as a CPA for more than 36 years, and his ability to provide guidance to the Board of Directors regarding accounting and financial matters;

•	his stature in the local community, including through service on the boards of the community organizations discussed above; and

•	his experience with the Company.

Dennis S. Hudson, Jr., age 84, has been a director of Seacoast since 1983.

Mr. Hudson retired in June 1998 after a 48-year career with the Company and Bank. He served as Chairman of the Board of Seacoast from 1990 to June 1998. Prior thereto, he served as Chief Executive Officer of Seacoast from 1983 until 1992, President of Seacoast from 1983 until 1990 and Chairman of the Bank from 1969 until 1992. Mr. Hudson also served on the board of the Miami Branch of the Federal Reserve Bank of Atlanta from 1983 to 1985. Active in the community and with charitable organizations, he has served as chairman of the American Red Cross of Martin County, president of the Stuart Rotary, and as a director of Hospice of Martin County.

In making the determination that Mr. Hudson should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications, as well as:

•	his significant experience in the financial services industry and the organization, including his prior service as Chief Executive Officer of the Company, which provides a unique understanding of our operations;

•	his tenure as director that spans a full range of banking and economic cycles affecting the Company; and

•	his stature in the local community, including the leadership positions with the community organizations discussed above.

Dennis S. Hudson, III, age 56, has been a director of Seacoast since 1984.

Mr. Hudson was named Chairman of Seacoast in July 2005, and has served as Chief Executive Officer of the Company since June 1998. Mr. Hudson has also served as Chairman and Chief Executive Officer of the Bank since 1992. He served as President of Seacoast from June 1998 to July 2005, after serving in various positions with the Company and the Bank since 1978. Mr. Hudson is also on the board of directors of Chesapeake Utilities Corporation (ticker: CPK), a public gas and electric utilities company headquartered in Dover, Delaware, which merged with Florida Public Utilities Company (“FPU”) in 2009. Prior to that time, he served as a member of the board of directors of FPU. He was also a member of the board of directors of the Miami Branch of the Federal Reserve Bank of Atlanta from 2005 through 2010. Mr. Hudson is actively involved in the community, having served on the boards of Martin County YMCA Foundation, Council on Aging, The Pine School, the Job Training Center, American Heart Association, Martin County United Way, the Historical Society of Martin County and as chairman of the board of the Economic Council of Martin County. He has been recognized for his achievements with several awards including the Florida Senate Medallion of Excellence Award presented by Florida Senator Ken Pruitt in 2001. Mr. Hudson is a graduate of Florida State University with dual degrees in Finance and Accounting, and a Masters degree in Business Administration.

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In making the determination that Mr. Hudson should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications, as well as:

•	his significant experience in the financial services industry and the organization, including his service as Chairman and Chief Executive Officer of the Company, which provides a unique understanding of our operations;

•	his knowledge and relationships with the institutional investor community, including the Company’s past and present institutional investors;

•	his service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance, which is useful and applicable to Seacoast; and

•	his stature in the local community, including through service on the boards of the non-profit organizations discussed above.

Thomas E. Rossin, age 78, is a member of the Company’s Nominating and Governance and Salary and Benefits Committees, formerly chaired the Salary and Benefits Committee, is the Board’s Lead Independent Director and has been a director of Seacoast since 2004.

Mr. Rossin has been a practicing attorney in West Palm Beach, Florida, since 1993, currently with the firm of St. John, Rossin, Burr & Lemme, PLLC. He served as a Florida State Senator from 1994 to 2002, the last two years as minority leader, and was a candidate for Florida Lt. Governor in 2002. He founded Flagler National Bank in 1974, serving as president, chief executive officer and director and growing it to the largest independent bank in Palm Beach County with over $1 billion in assets. Forming The Flagler Bank Corporation, the holding company for Flagler National Bank, in 1983 and serving as president, chief executive officer and director, he took it public in 1984 and facilitated the acquisition of three financial institutions, until both Flagler National Bank and the holding company were sold in 1993 to SunTrust Bank. Prior thereto, Mr. Rossin was vice chairman and director of First Bancshares of Florida, Inc. after consolidating four banks under one charter, including First National Bank in Riviera Beach at which he served as president and chief executive officer. He has served as past president of the Community Bankers Association of Florida and Palm Beach County Bankers Association, and is a member of the Palm Beach County Bar Association, American Bar Association and the Florida Bar Association.

In making the determination that Mr. Rossin should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his legal background and, in particular, his knowledge of legal issues related to financial institutions and underlying corporate governance matters;

•	his public service which, combined with his legal background, provides the Board of Directors with knowledge in the areas of government relations and regulatory matters that impact the Company;

•	his significant experience in the financial services industry; and

•	his experience with the Company.

Edwin E. Walpole, age 76, is a member of the Company’s Salary and Benefits Committee and has been a director of Seacoast since 2006.

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Mr. Walpole has been the president, owner and director of Walpole Inc., a trucking transportation company in Okeechobee, Florida which covers the Southeastern United States, since 1960. He served as chairman, president and chief executive officer of Big Lake from 1985 until Big Lake was acquired by Seacoast in April 2006. Mr. Walpole is also the president of Mountain Top Aviation, Seminole Land Company, Trading Post & Farmers Market, and Fort Drum Corporation, and vice president and director of Walpole Leasing Corporation. He is a member and past president of the Okeechobee Economic Council and of Florida Trucking Association, a member of the American Trucking Association, and on the board of trustees of Murray State University where he earned a Bachelor of Science degree in Agriculture.

In making the determination that Mr. Walpole should remain a director of Seacoast, the Nominating and Governance Committee considered these qualifications and his qualification as an independent director, as well as:

•	his business leadership, entrepreneurial and management skills, developed through his leadership of Big Lake for more than 20 years and as the president and owner of Walpole Inc. for more than 50 years;

•	his stature in the local community, including through service in the leadership positions set forth above; and

•	his experience with the Company.

Non-Director Executive Officers

William R. Hahl, age 63, has served as Executive Vice President and Chief Financial Officer of Seacoast and the Bank since July 1990. Previously, he worked for Ernst and Young for 13 years, before leaving to start his own consulting firm. Mr. Hahl is a graduate of Kent State University, a CPA and member of the American Institute of Certified Public Accountants, Florida Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants.

H. Russell Holland, III, age 47, has served as Chief Lending Officer of Seacoast and the Bank since February 2011, and as Executive Vice President of commercial lending since July 2006. He served as Chief Banking Officer of Seacoast and the Bank from February 2008 to February 2011. Before joining the Company, Mr. Holland served as senior vice president and senior lender for Fifth Third Bank from February 2006 to July 2006. From February 2005 to February 2006, he was president of Old Palm Realty Partners, a financial services company located in Stuart, Florida. From December 2001 to February 2005, he served as executive vice president and chief lending officer of Union Bank of Florida, increasing assets from $350 million to over $1.0 billion during his tenure. Prior thereto, he served for seven years in various positions with Barnett Bank, which was acquired by Bank of America, his last position as division president of Barnett Realty Partners, the bank’s real estate capital markets group. Mr. Holland holds a B.S. degree in Accountancy from Wake Forest University.

David D. Houdeshell, age 51, has served as Executive Vice President and Chief Credit Officer of Seacoast and the Bank since June 2010. Before joining the Company, Mr. Houdeshell served from April 2007 to May 2010 as executive vice president and credit administrative executive for The South Financial Group in Greenville, South Carolina, a $12 billion commercial bank holding company. In this role, he had oversight and direction of credit administration, policy and procedure development, credit monitoring, loan review, credit processes and technology initiatives. From October 2005 to March 2007, Mr. Houdeshell was senior vice president and director of credit portfolio risk management at South Financial Group. Prior thereto, he was chief credit officer of Bombardier Capital, a $13 billion financial services entity of a global transportation manufacturer, for four years. Mr. Houdeshell holds a B.S. in Finance from Florida State University and a Masters degree in Business Administration.

O. Jean Strickland, age 52, has served as the Company’s Senior Executive Vice President and President and Chief Operating Officer of the Bank since July 2005. Ms. Strickland was appointed to the Bank’s Board of Directors in September 2005. Ms. Strickland served as Executive Vice President, Systems and Operations Division, of Seacoast and the Bank, as well as President of the Bank’s Palm Beach County operations, from November 2002 to July 2005. She is a graduate of the University of Illinois with a B.S. degree in Economics.

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CORPORATE GOVERNANCE

Independent Directors

The Company’s Common Stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Nasdaq requires that a majority of the Company’s directors be “independent,” as defined by the Nasdaq’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the Nasdaq rules. The Company’s current independent directors are: Stephen E. Bohner, John H. Crane, T. Michael Crook, H. Gilbert Culbreth, Jr., Christopher E. Fogal, Roger O. Goldman, Robert B. Goldstein, Thomas E. Rossin, and Edwin E. Walpole, III.

Board Leadership Structure

The Chairman of the Board of Directors provides leadership to the Board of Directors and works with the Board of Directors to define its structure and activities in the fulfillment of its responsibilities. The Company believes that the members of the Board of Directors possess considerable experience and unique knowledge of the challenges and opportunities the Company faces, and therefore are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the Company’s directors and executives to meet those needs. As a result, the Company believes that the decision as to who should serve as Chairman and as Chief Executive Officer, and whether the offices should be combined or separate, is properly the responsibility of the Board of Directors, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances.

The Company’s current Chief Executive Officer, Dennis S. Hudson, III, also serves as the Chairman of the Board of Directors. He has held the post of Chief Executive Officer for the past 14 years, President for the seven years prior to being named Chairman, and has also served as Chief Executive Officer of the Bank for 20 years. During this time, Mr. Hudson has lead the Company through its growth from a local community bank to an institution with $2.1 billion in assets and 39 offices in 14 counties. In light of Mr. Hudson’s significant leadership tenure with the organization, his breadth of knowledge of the Company and his relationship with the institutional investor community, as well as the efficiencies, accountability and leadership that this structure provides, the Board of Directors believes it is appropriate that he serve as both Chief Executive Officer and Chairman.

In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines provide for executive sessions of our independent directors. The Guidelines specifically provide for the appointment of a lead independent director to preside at all executive sessions of non-management directors. The Company’s independent directors have established a policy to meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. Thomas E. Rossin serves as the Company’s Lead Independent Director and he presides at all executive sessions of the independent directors and non-management directors. Any independent director may call an executive session of independent directors at any time. The independent directors met in executive session four times in 2011. Interested parties, including the Company’s shareholders, may communicate directly with non-management directors by sending written communications to Non-Management Directors c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Oversight is also provided through the extensive work of the Board’s committees – Audit, Nominating and Governance, and Salary and Benefits – in key areas such as financial reporting, internal controls, compliance, corporate governance, succession planning and compensation programs. The committees consist entirely of independent, non-management directors.

In addition, at the end of each year, the Board and each of its committees review a schedule of agenda topics to be considered in the coming year. Each Board and committee member may raise subjects that are not on the agenda at any meeting and suggest items for inclusion in future agendas.

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The Company believes that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, and evaluation of decisions and direction from the Board of Directors.

Director Nominating Process

The Nominating and Governance Committee annually reviews and makes recommendations to the full Board of Directors regarding the composition and size of the Board of Directors and its committees so that the Board of Directors consists of members with the proper expertise, skills, attributes and personal and professional backgrounds to ensure that the Board of Directors is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company.

The Company’s Nominating and Governance Committee identifies potential nominees for director primarily based upon suggestions from current directors and executives. Director candidates are interviewed by the Chairman of the Nominating and Governance Committee and at least one other member of the committee. The full Board formally nominates candidates for director to be included in the slate of directors presented for shareholder vote based upon the recommendations of the Nominating and Governance Committee following this process.

Given the evolving needs and challenges of the Company, the Nominating and Governance Committee believes that the Board of Directors as a whole should have diversity of experience, which may, at any one or more times, include differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, community involvement and age. However, the Nominating and Governance Committee does not assign specific weights to any particular criteria. Its goal is to identify nominees that, considered as a group, will possess the talents and characteristics necessary for the Board of Directors to fulfill its responsibilities. In addition, each director must have the qualifications, if any, set forth in the Company’s Bylaws, as well as the following qualifications:

•	the highest ethical character, an appropriate personal and professional reputation, and must share the values of the Company as reflected in its Code of Conduct;

•	the ability to exercise sound business judgment; and

•	substantial business or professional experience and be able to offer meaningful advice and guidance to the Company’s management based on that experience.

The Nominating and Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as:

•	an understanding of and experience in the financial services industry, as well as accounting, finance, legal or real estate expertise;

•	leadership experience with public companies or other major organizations, as well as civic and community relationships; and

•	qualifications as an independent director.

Any Company shareholder entitled to vote generally on the election of directors may recommend a candidate for nomination as a director. A shareholder may recommend a director nominee by submitting the name and qualifications of the candidate the shareholder wishes to recommend to the Company’s Nominating and Governance Committee, c/o Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received not less than 60 days nor more than 90 days prior to the anniversary of the Company’s last annual meeting of shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Company mails or otherwise gives notice of the date of the annual meeting to shareholders), and recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareholders. Recommendations meeting these requirements will be brought to the attention of the Company’s Nominating and Governance Committee. Candidates for director recommended by shareholders are afforded the same consideration as candidates for director identified by Company directors, executive officers or search firms, if any, employed by the Company. In 2011, there were no shareholder nominee recommendations received, and no third party search firms were used to identify director candidates.

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Shareholder Communications

The Company’s Corporate Governance Guidelines provide for a process by which shareholders may communicate with the Board, a Board committee or the non-management directors as a group, or other individual directors. Shareholders who wish to communicate with the Board of Directors, a Board committee or any other directors or an individual director may do so by sending written communications addressed to the Board of Directors of Seacoast Banking Corporation of Florida, a Board committee or such group of directors or individual director, c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box, 9012, Stuart, Florida 34995. All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors, a committee of the Board of Directors or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that are available on the Company’s website at www.seacoastbanking.net, or without charge, upon written request to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Code of Conduct and Ethics

The Board of Directors has adopted a Code of Conduct applicable to all directors, officers and employees and a Code of Ethics for Financial Professionals applicable to the Company’s chief executive officer and its chief financial officer, both of which are available on the Company’s website at www.seacoastbanking.net, or without charge, upon written request to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. The Company will post on its website any amendment to or waiver from a provision of its Code of Conduct or Code of Ethics for Financial Professionals.

Board Meeting Attendance

The Board of Directors held four regular meetings during 2011. All of the directors attended 100 percent of the total number of meetings of the Board of Directors and committees on which they served. Five of the Company’s incumbent Directors attended the Company’s 2011 Annual Meeting. The Company encourages all of its directors to attend its annual shareholders’ meetings and all meetings of the Board of Directors and committees on which the directors serve.

Risk Oversight

The Board of Directors maintains oversight responsibility for the management of the Company’s risks. A fundamental part of risk management is not only anticipating and understanding the risks the Company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The full Board of Directors reviews with management its process for managing enterprise risk. The Board believes that risk management is an integral part of the Company’s annual strategic planning process which addresses, among other things, the risks and opportunities facing Seacoast. The types of risks that the Company faces include:

•	macro-economic risks, such as inflation, reductions in economic growth, or recession;

•	political or regulatory risks, such as restriction on access to markets;

•	event risks, such as natural disasters; and

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•	business specific risks related to strategy, competition, financial reporting, operational execution, credit, investments, corporate governance, legal and regulatory compliance and reputation.

While the Board of Directors maintains the ultimate oversight responsibility for risk management, the Company has adopted an enterprise risk management initiative to assist the Board. This process involves the Board of Directors, management and other personnel in an integrated effort to identify, assess, prioritize and manage the risks that affect our ability to execute on our corporate strategy and fulfill our long-term business objectives. This holistic process includes the development of plans to balance and manage these risks or mitigate their effects. As part of this process, the Board and its committees have been assigned responsibility for risk management oversight of specific areas. The Audit Committee is charged with overseeing the Company’s financial risk management process each year, including ensuring that management has taken steps to monitor, control and report such risks and reviewing with management the most significant risks identified and management’s plans for addressing and mitigating the potential effects of such risks. The Nominating and Governance Committee oversees risks and exposures related to the Company’s programs and policies for corporate governance and director succession planning. The Salary and Benefits Committee has oversight responsibility related to executive compensation matters. During the period in which the Company is subject to the U.S. Department of Treasury (“Treasury”) Capital Purchase Program (“CPP”) established under the Troubled Asset Relief Program (“TARP”), the Salary and Benefit Committee must meet semi-annually with senior risk officers of the Company to identify and limit any compensation arrangements of senior executive officers and employee compensation plans that could lead to unnecessary or excessive risk taking. The Salary and Benefits Committee also assists the Board with its leadership assessment and succession planning with respect to the position of CEO, and monitors and advises on management’s succession planning for other executive officers.

Board Committees

The Company's Board of Directors has three standing permanent committees: the Salary and Benefits Committee, the Audit Committee and the Nominating and Governance Committee. The Salary and Benefits Committee and the Audit Committee serve the same functions for the Company and the Bank. The Bank also has the following standing committees: the Compliance Committee, the Directors Loan Committee, the Executive Committee, the Enterprise Risk Management Committee, the Investment Committee and the Trust Committee. The composition of each Company committee is set forth in the below table.

Nominating &
Director Name	Salary & Benefits	Audit	Governance
H. Gilbert Culbreth, Jr.**	X*
Christopher E. Fogal**		X*	X
Robert B. Goldstein**	X		X*
Dale M. Hudson
Roger O. Goldman**
Stephen Bohner**	X		X
John H. Crane**		X
T. Michael Crook**		X
Dennis S. Hudson, Jr.
Dennis S. Hudson, III
Thomas E. Rossin**	X		X
Edwin E. Walpole**	X

*	Chairman.
**	Independent director.

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Salary and Benefits Committee

The Company’s Salary and Benefits Committee is currently composed of Messrs. Culbreth (Chairman), Bohner, Goldstein, Rossin and Walpole, all of whom are independent directors. This committee has the authority set forth in its charter, and approved by the Board of Directors, including determining the compensation of the Company’s and the Bank’s key executive officers. The committee is also responsible for preparing an annual report on executive compensation which is included herein under “Salary and Benefits Committee Report.” This committee administers the provisions of the Company’s incentive compensation plans and other employee benefits plans.

The Salary and Benefits Committee has the resources and authority to discharge its responsibilities, including authority to retain and terminate any compensation consulting firms used to assist in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, with such fees to be borne by the Company. The committee may delegate to a subcommittee consisting of two or more members of the committee such of its duties and responsibilities as it deems appropriate and advisable. The committee periodically reports its activities to the Board of Directors. The responsibilities and duties of the Salary and Benefits Committee are more fully set out in the committee’s charter, available on the Company’s website at www.seacoastbanking.net or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Salary and Benefits Committee meetings are held as often as necessary to allow the committee to perform its duties and responsibilities. Although many compensation decisions are made in the first quarter of the year, the decision-making process is continuous and neither ends nor begins with any one meeting. This committee held five meetings in 2011.

As a result of the Company’s participation in the CPP, the Salary and Benefits Committee’s charter was amended in 2009 to require that the committee meet, at least semi-annually, with senior risk officers of the Company to (i) discuss and review the relationship between the Company’s risk management policies and practices and the incentive compensation arrangements of the Company’s senior executive officers, and to identify and take reasonable efforts to limit any features in such compensation arrangements that could lead the senior executive officers to take unnecessary or excessive risks that could threaten the value of the Company, and (ii) provide a certification with respect to this review. For additional information about the manner in which the Board of Directors oversees and monitors risks, see “Risk Oversight” above. For more information about the Company’s participation in the U.S. Treasury’s Capital Purchase Program, see “Compensation Discussion and Analysis - Effects of Participation in the Capital Purchase Program.”

Audit Committee

The Audit Committee is currently composed of Messrs. Fogal (Chairman), Crane and Crook, all of whom the Board of Directors has determined are independent directors under Nasdaq and SEC rules. The Board of Directors has also determined that Mr. Fogal is an “audit committee financial expert” as defined by the SEC. The Audit Committee has the responsibilities set forth in the Audit Committee charter, as adopted by the full Board of Directors, including reviewing Seacoast’s and its subsidiaries’ financial statements and internal accounting controls, and reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee charter is available on the Company’s website at www.seacoastbanking.net or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. The Audit Committee appoints the independent auditors, reviews their audit plan, and reviews with the independent auditors the results of the audit and management’s response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee also reviews the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and changes to the Company’s Code of Conduct, and approves related party transactions. The Audit Committee periodically reports its findings to the Board of Directors. This committee held six meetings in 2011. During two of the meetings, the Audit Committee met in private session with our independent auditor; during one of the meetings, the Audit Committee met in private session with the Internal Audit and Compliance Manager and alone in executive session without members of management present; and during three of the meetings, the Audit Committee met in private session with individual members of management.

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Nominating and Governance Committee

The Nominating and Governance Committee is currently composed of Messrs. Goldstein (Chairman), Bohner, Fogal and Rossin, all of whom are independent directors. The purpose of this committee is to identify individuals qualified to become members of the Board of Directors of the Company and/or the Bank, and recommend to the Board of Directors of the Company and the Bank the director nominees for the next annual meeting of shareholders. The Nominating and Governance Committee also takes a leadership role in shaping corporate governance policies and practices, including recommending to the Board of Directors the corporate governance guidelines applicable to the Company and monitoring Company compliance with these policies and guidelines. The responsibilities and duties of the Nominating and Governance Committee are more fully set out in the committee’s charter, available on the Company’s website at www.seacoastbanking.net or upon written request to c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995. This committee held two meetings in 2011.

Bank Committees

The Bank committees perform the duties customarily performed by similar committees at other financial institutions. In December 2008, the Bank’s board of directors formed the Compliance Committee responsible for monitoring and coordinating the Bank’s adherence to the provisions of the formal agreement with the Office of the Comptroller of the Currency entered into on December 16, 2008 (the “Formal Agreement”). The Formal Agreement provides for the development and implementation of written programs to reduce the Bank’s credit risk, monitor and reduce the level of criticized assets, and manage commercial real estate loan concentrations in light of current adverse market conditions.

Executive Officers

Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank following the annual meeting of Company shareholders, to serve until the next annual meeting and until successors are chosen and qualified.

Management Stock Ownership

As of the Record Date, March 22, 2012, based on available information, all directors, director nominees and executive officers of Seacoast as a group (16 persons) beneficially owned approximately 21,214,750 outstanding shares of Common Stock, constituting 22.3 percent of the total number of shares of Common Stock outstanding at that date. In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over [•] outstanding shares, or [•] percent of the outstanding shares, of Seacoast Common Stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans. See “Questions and Answers about the Proxy Solicitation Materials and the Proxy Solicitation” and “Security Ownership of Management and Certain Beneficial Holders.”

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 COMPENSATION DISCUSSION & ANALYSIS

Overview

The Company’s 2011 business results reflected significant improvements in earnings and asset quality. The Company returned to profitability following eleven consecutive quarterly losses. Net income was $6.7 million for the full year compared to the net loss for the year 2010 totaling $33.2 million. The improvement was the result of aggressive actions taken to successfully reduce loan concentrations and credit risk and improve asset quality. Revenue growth also improved in 2011 due to continuous growth in the number of households served, as well as increased loan production.

In addition to the improved financial performance and the successful achievement of our strategic objectives, the Company’s executive compensation programs were influenced by several other factors in 2011. At the beginning of the year, there was uncertainty as to whether economic conditions would improve and to what extent the uncertain economy would impact the Company and our markets. As a participant in the TARP CPP, we were also restricted in the type of compensation we could provide to our named executive officers.

The following discussion and analysis describes the compensation of the Company’s named executive officers during 2011, including our compensation objectives and policies, the material elements of our compensation program, and the material factors considered in setting executive compensation. Our named executive officers for 2011 included the following changes when compared with the prior year. Dale M. Hudson, who served as our Vice Chairman, retired on December 31, 2010 and was therefore no longer an executive officer of the Company. We added David Houdeshell as a named executive officer in November 2011 when he became a member of our Tier 1 officer group, described below under “Executive Compensation Program – Stock Ownership Guidelines”. Our named executive officers for 2011 are listed below:

•	Dennis S. Hudson, III, Chairman and Chief Executive Officer of the Company and the Bank;

•	William R. Hahl, Executive Vice President and Chief Financial Officer of the Company and the Bank;

•	O. Jean Strickland, Senior Executive Vice President of the Company and President and Chief Operating Officer of the Bank;

•	H. Russell Holland, III, Executive Vice President and Chief Lending Officer of the Company and the Bank; and

•	David Houdeshell, Executive Vice President and Chief Credit Officer of the Company and the Bank.

The compensation of the named executive officers is presented in the tables and related information and discussed under “Executive Compensation” following this section.

Summary

The following is a brief overview of the information provided in this section.

General

•	The objectives of our compensation program are to attract and retain talented executives, to align their interests with those of our shareholders, and to recognize their individual contributions to the Company and the Bank, while discouraging unnecessary or excessive risk.

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•	Our goal is to be competitive with our total direct compensation, using industry data to benchmark compensation.

•	Compensation for our executives includes:

-	base salary;

-	salary shares;

-	restricted stock awards;

-	benefits that include the same group health and welfare benefit programs and tax-qualified retirement plans available to all of our employees, in addition to a non-qualified deferred compensation plan and supplemental executive life and disability coverage; and

-	limited executive perquisites.

•	Each of our named executive officers, except Mr. Houdeshell, has an employment and/or change in control agreement that provides severance pay if the executive’s employment is terminated in certain circumstances. During the time that the Company remains a TARP CPP participant, no severance may be paid under these agreements.

2011 Compensation

In January 2011, for the third consecutive year, the Salary and Benefits Committee, which we refer to in this section as the Committee, decided not to increase the base salaries of any of the Company’s executive officers and not to make any short or long-term cash awards. The Committee’s decision was based on the then-recent financial performance of the Company, the uncertain state of the financial markets, and the Company’s status as a CPP participant.

Later in the year, after the Company reported positive earnings, the Committee decided to use salary shares and long-term restricted stock to compensate those executive officers whose compensation is restricted under TARP. Both salary shares and long term restricted stock are forms of compensation that comply with the restrictions under the TARP CPP. The awards were made in recognition of contributions to the Company’s progress and to align the interests of executive officers with Seacoast’s shareholders. Restricted stock was granted to all of the senior executive officers in August 2011. The grants were structured to vest not sooner than five years to support the Company’s retention and risk objectives, and for all named executive officers, except Mr. Houdeshell, further require that the Company achieve specific shareholder return objectives prior to vesting. Salary shares, also designed to align with shareholder interests, were granted to Mr. Holland in October 2011. As required for CPP compliance, these salary shares vest upon grant and are awarded periodically throughout the year, much like cash based salary, and are based on a predetermined value.

Effect of Participation in the Capital Purchase Program

In December 2008, in conjunction with the Company’s participation in the CPP, each of the named executive officers, except Mr. Houdeshell who was hired in 2010, entered into a consent agreement addressing the restrictions and limitations required by the CPP. Mr. Houdeshell subsequently signed an acknowledgement of the CPP restrictions.

The economic stimulus bill entitled the American Recovery and Reinvestment Act of 2009 (“ARRA”), and the related regulations, which became effective in 2009, revised and expanded the restrictions and requirements on the executive compensation paid by participants in the CPP. While the Series A Preferred Stock remains outstanding and is owned by the U. S. Treasury, the Company is subject to the following restrictions:

•	Prohibition on severance. The Company may not make any severance payments to any of the five most highly compensated senior executive officers, other than payments for services performed or benefits accrued.

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•	Prohibition on bonuses, retention awards, and other incentive compensation. The Company may not pay or accrue any bonus, retention award or incentive compensation to the five most highly compensated senior executive officers, other than certain awards of long-term restricted stock or bonuses payable under existing contracts.

•	Clawback. The Company must “clawback” any bonus or incentive compensation paid to a senior executive officer based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate.

•	Prohibition on compensation plans that “encourage” earnings manipulation. The Company may not implement any compensation plan that would encourage manipulation of reported earnings in order to enhance the compensation of any of its employees.

•	Avoidance of luxury expenses. The Company must maintain a written policy prohibiting, or requiring prior approval of, excessive and luxury expenditures.

•	Prohibition of tax gross-ups. The Company may not pay gross-ups or other reimbursements for the payment of taxes to any of its senior executive officers.

•	Compensation deduction limit. The Company has made contractual commitments to the Treasury not to deduct for tax purposes executive compensation in excess of $500,000 for specified senior executive officers.

With our participation in the CPP, the components of compensation have changed. Specifically, the relative portion of base salary to total direct compensation has increased as a result of: i) the payment of additional salary in in the form of stock, ii) the elimination of the annual cash incentive, iii) the exclusion of the use of stock options and stock appreciation rights, and iv) limits on the amount of restricted stock that may be granted. The impact of the CPP on our compensation program is summarized below:

Compensation Component	Prior to TARP CPP Participation	During TARP CPP Participation

Base Salary	• Cash only • Generally 50% to 75% of total compensation	• Cash • Salary Shares • 70-100% of total compensation

Short-Term Annual Incentive	• Cash awards based on performance	• Not permitted

Long-Term Incentive	• Stock options • Stock-settled stock appreciation rights • Restricted stock	• Limited to long-term restricted stock • Limited to one-third of total compensation

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Compensation Philosophy and Objectives

The concentration of wealth on the southeast coast of Florida makes the area in which the Company operates one of the most attractive regions in Florida for banks to operate and therefore a highly competitive employment market. The Company competes for talent with large national and regional bank franchises who seek local executive and production personnel, and with small local bank franchises who seek executive level talent.

In order to operate in this highly competitive market, the Company has implemented a complex business model that requires bankers who can leverage the best strategies of both large and small banking institutions. Specifically, the Company’s size allows it to compete for larger commercial relationships, supported by a complete product offering which includes trust, investment services, private banking and specialty financing, in addition to more common consumer and business banking services. However, to compete with smaller community banks in its markets, the Company also maintains a relationship banking focus on both consumer and commercial business customer needs. We believe this dual strategy requires an organizational culture driven by the value systems of its employees—where disciplines such as taking high levels of personal responsibility, creating effective relationships and providing superior customer service, ultimately drive profitability.

The Company strives to satisfy the demands of its business model by rewarding executive officers both for the successful implementation of Company corporate objectives and for individual performance. The Company considers a full range of compensation elements in order to compare favorably with its peers as it seeks to attract and retain key personnel.

In designing the compensation program for executive officers, the Committee seeks to achieve the following key objectives:

•	Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive. This objective is intended to ensure that there are highly competent leaders and employees at all levels in the organization, while maintaining an appropriate cost structure for the Company.

•	Alignment with Shareholders. The compensation program should align executives’ interests with those of the Company’s shareholders, promoting actions that will have a long-term positive impact on total shareholder returns.

•	Recognize Individual Contributions. The compensation program should reward executive officers for individual contributions to the success of the Company’s operating performance. The Committee believes that over time the achievement of the Company’s performance objectives is the primary determinant of share price.

•	Discourage Taking Excessive Risk. The compensation program should limit any features that could lead to the senior executive officers taking unnecessary or excessive risks that could threaten the value of the Company.

Previously, the Committee had supported these desired objectives by reviewing the Company’s overall compensation program for executive officers, and the salary and benefit processes for all officers and employees on an annual basis, usually in the first quarter of each year. This information was then compared with relevant survey data and benchmarked against the 50th percentile of total compensation opportunity for similar positions at the Company’s peers and competitors. The Committee decided not to conduct a review of compensation for executive officers in early 2011. Instead, the Committee decided to review the recommendations made by Grant Thornton in 2010, described below, and to consider awarding equity compensation once the Company returned to profitability. In August 2011, after the Company announced a profit for the second quarter of the year, the Committee made equity awards to the executive officers, which are described under “Elements of the 2011 Compensation Program for Executive Officers – Long-Term Incentives” below.

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Determining Executive Compensation

Role of the Committee

The Committee is responsible for establishing our compensation philosophy and for overseeing our executive compensation policies and programs generally. As part of this responsibility, the Committee:

•	approves our executive compensation programs, including grants of equity awards;

•	evaluates the performance of the CEO and determines the CEO’s compensation; and

•	reviews the performance of other members of executive management and approves their compensation based on recommendations made by the CEO.

The Committee reviews executive officer compensation to ensure it is consistent with our compensation philosophies, company and personal performance, changes in market practices and changes in individual responsibilities.

Role of the Compensation Consultant

From time to time, the Committee has engaged independent compensation consultants and advisors. In general, these consultants and advisors have provided compensation benchmarking and analytical data and have rendered advice to the Committee regarding all aspects of the Committee’s compensation decisions. The Committee has direct access to consultants and control over their engagement.

In October 2009, the Committee engaged Grant Thornton, a nationally known independent consulting firm, to conduct a review of the compensation of the Company’s executive officers in comparison to comparable banks, both participating in the CPP and not covered by CPP requirements, and to make recommendations on the best structure and design for the Company’s executive compensation structure in the future, while recognizing the special needs of CPP participants. The firm was paid a total of $7,500 for such services with the Committee and did not provide any services directly to the Company or to management.

Grant Thornton was again retained by the Committee in 2010 to conduct a peer group analysis of director compensation and to provide advice on the chief executive officer’s performance review process and on employment contracts with our executive officers. The firm was paid a total of $79,385 for such services with the Committee and did not provide any services directly to the Company or to management.

Grant Thornton was also retained by the Committee in 2011 to provide advice on employment contracts with our executive officers and management succession planning. The firm was paid a total of $36,594 for such services with the Committee and did not provide any services directly to the Company or to management.

Benchmarking and Comparator Group

Grant Thornton’s 2010 review included a comparison of salary, bonus and other forms of compensation, including stock based compensation, for a peer group of 17 publicly held regional banks that were identified by Grant Thornton as being comparable to the Company in size. The average asset size of the peer group was $2.2 billion based on data from the most recent fiscal quarter-end available at the time of the study. While the peer group was primarily based on asset size, geography and per capita income in the banks’ markets were used as other qualifiers. Given the dramatic changes in the banking landscape in the past two years and the limited number of banks of Seacoast’s size remaining in Florida, the study included two Florida-headquartered banks, other banks in the Southeastern U.S. and national banks outside the Southeastern U.S. with similar, but less stressed markets. The peer group was comprised of:

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•	Ameris Bancorp	•	Sterling Bankcorp
•	Bankcorp, Inc.	•	Univest Corporation of Pennsylvania
•	Capital City Bank Group, Inc.	•	Fidelity Southern Corporation
•	Cardinal Financial Corporation	•	City Holding Company
•	CenterState Banks, Inc.	•	SCBT Financial Corporation
•	First Community Bankshares, Inc.	•	Enterprise Financial Services Corp.
•	Great Florida Bank	•	Kearney Financial Corporation
•	Guaranty Bancorp	•	United Western Bankcorp Inc.
•	Metro Bancorp, Inc.

Grant Thornton concluded that total compensation for the Company’s executive officers had declined in comparison to the market because the Company has paid no incentive and equity compensation to its executives in the past two years.

Accordingly, Grant Thornton recommended that the Company:

•	Continue to annually evaluate base salaries for our named executive officers in light of market conditions and trends, as salaries currently fall at or above the market median range of the peer group;

•	Consider increasing total compensation in the future based on personal and overall company performance, as total compensation is at or below the 50th percentile of the peer group for our named executive officers; and

•	Grant restricted stock awards, which are permitted under the CPP rules, as equity compensation value is below the 50th percentile of the peer group for most of our named executive officers.

In light of the then-recent financial performance of the Company and the uncertain state of the financial markets, in early 2011 the Committee decided not to increase the base salaries of any of the Company’s executive officers. The Grant Thornton recommendations were again considered when the Committee decided to grant long-term restricted stock awards to the named executive officers in August 2011, following the Company’s return to profitability in the second quarter of 2011. These awards are more fully described under “Elements of the 2011 Compensation Program for Executive Officers – Long Term Incentives.”

Elements of the 2011 Compensation Program for Executive Officers

The Company’s executive compensation program historically included short-term incentive compensation through an annual cash incentive plan and long-term equity compensation in the form of restricted stock, stock options and/or stock-settled stock appreciation rights. However, the Company did not offer these elements of compensation to executive officers in 2008, 2009 or 2010 due to Company’s performance and its participation in the TARP CPP. In 2011, short and long-term incentive compensation was again provided through compensation forms which are permitted for participants in TARP. As described in more detail below, the elements of the Company’s 2011 executive compensation program included:

•	base salary;

•	salary in the form of stock (“salary shares”) ;

•	long-term incentives in the form of restricted stock awards;

•	retirement and employee welfare benefits; and

•	limited executive perquisites.

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Base Salary

The base salary for each of our executive officers represents the fixed portion of their total compensation. In establishing executive officer base salaries, the Committee has historically considered individual annual performance and contribution to the Company’s overall profitability, as well as the relationship of an executive’s total compensation compared to similar executives in other banks. Information regarding salaries paid in the market is obtained annually through publicly available salary surveys and proxy statement data, and is used to evaluate the Company’s competitiveness in the employment market with its peers and competitors. Independent consultants selected by the Committee may also be used periodically to assess the competitiveness of the Company’s salaries. For additional information regarding the determination of the Company’s peer group, see “Determining Executive Compensation – Benchmarking and Comparator Group.”

The Company’s general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance. Given our highly competitive employment market in South Florida and the Company’s business strategy, the base salary level for key executives is targeted at or above the 50th percentile of comparable positions.

Changes in the base salaries paid to executive officers, including the named executive officers, are recommended by the chief executive officer based on annual performance assessments and are reviewed and approved by the Committee. Performance assessments for base salary adjustments in 2011 were subjective, non-formulaic and were not based upon objective financial criteria. The Committee considers and approves any change in the base salary paid to the chief executive officer after meeting in executive session.

In 2011, the Company’s Board of Directors approved grants of salary shares to several officers, including one named executive officer. Salary shares are paid monthly over a twelve month period, much like cash-based salary, and are based on a predetermined value. The salary shares earned by the executive are granted on a monthly basis on the fifteen day of each month, each considered a “grant date”. The number of salary shares granted on a particular grant date is determined by dividing the portion of executive’s earned monthly salary to be paid in salary shares by the closing price of Company Common Stock on Nasdaq Global Select Market on the grant date (with the result being rounded up to the nearest whole share). As required for TARP CPP compliance, the stock awarded as salary shares is non-forfeitable upon grant.

The salary shares earned in 2011 were paid under the Company’s 2000 Long-Term Incentive Plan (“2000 LTIP”), but salary shares earned in 2012 may be paid under the 2000 LTIP or another shareholder-approved equity plan.

In March 2010, the Committee took certain actions affecting the compensation of the Company’s executive officers in response to the compensation restrictions imposed upon the Company and the Bank as a result of their participation in the CPP. The Committee also adopted a policy to limit executive officers’ cash-based salaries to $500,000. That policy was not changed in 2011.

Short-Term Annual Incentives

Prior to 2007, the Committee provided a cash bonus plan based on annual budget approved by the full Board with the amounts payable in cash if certain performance levels relative to the budgeted earnings per share targets were achieved.

Due to its participation in the CPP, the Company is restricted from paying cash incentive bonuses to its named executive officers.

While the Company is a participant in the CPP, base salary and total compensation will be the primary components considered by the Committee in evaluating our executive compensation program.

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Long-Term Incentives

The Committee strives to reward effective long-term management decision-making through long-term incentives which focus attention on long-range objectives and future shareholder returns. We also use long-term incentives to help achieve our objective of retaining top management talent.

Prior to the Company’s participation in the CPP, we provided long-term incentives through equity awards in the form of stock options, stock-settled stock appreciation rights (“SSARs”) and restricted stock awards granted under a shareholder-approved equity plan. We believe equity awards are valuable tool to provide proper motivation and incentive, promote retention, and align the interests of management with those of the Company’s shareholders.

While the Company is a participant in CPP, we are prohibited from making awards of stock options and SSARs, and are limited in the amount and form of restricted stock that may be granted to our named executive officers. Restricted stock awards to our named executive officers cannot exceed one-third of the total amount of total annual compensation, must have a minimum service requirement of at least two years, and cannot be fully transferrable until after the Company repays TARP.

Although we believe that restricted stock aligns with our goals for long-term incentives, no equity awards, including restricted stock awards, were granted to the named executive officers in 2007, 2008, 2009 or 2010. The decision was made based on the Company’s financial performance during those years and the uncertain economic and financial market conditions.

On August 23, 2011, after the Company reported positive earnings and credit risk exposures were substantially reduced, the Committee approved long term restricted stock awards for substantially all employees and officers of the Company and the Bank, including the Company’s named executive officers. The awards were made under the Company’s 2008 Long-Term Incentive Plan (“2008 LTIP”). The Committee decided to make the special one-time award to employees in recognition of contributions to the Company’s progress, including the return to profitability and the successful reduction in loan concentrations and credit risk, and to better align the interests of all associates with shareholders. The awards are also intended to support both retention and reward strategies going forward as the Company accelerates the execution of its strategic plan. The awards cliff vest (become non-forfeitable) in their entirety on August 23, 2014 for most employees and on August 23, 2016 for most officers. Restricted stock awards totaling 1,119,260 shares of Common Stock were granted to 508 employees, including the named executive officers. Of the total number of shares awarded, 329,890 shares were awarded to the named executive officers. The number of shares awarded to each of the named executive officers (except Mr. Houdeshell) was equal to the value of 30% of their base salary at the time of the award. Mr. Houdeshell received shares valued at 20% of his base salary at the time of the award. All of the awards were calculated using a share price of $1.51. The share price used was the average closing price over the 12 month period ending on August 15, 2011 of the Company’s Common Stock on the Nasdaq Global Select Market, which was higher than the closing sale price of the stock of $1.42 at the time of the award. The individual awards to the named executive officers are disclosed in the “Grants of Plan-Based Awards” table.

To support the Company’s retention and risk goals, the restricted stock awards made to the named executive officers will not vest (become non-forfeitable) until August 23, 2016, and are contingent upon the continued employment of the named executive by the Company, the Bank or a subsidiary on such date. In addition, the awards to the named executive officers, except those granted to Mr. Houdeshell, will not vest until the Committee determines and certifies in writing, that the Company has attained an annual return on equity of 10% or more for any fiscal year starting after the grant date. As a result of this performance feature, the awards granted to the named executive officers (except Mr. Houdeshell) are at risk until such time as all shareholders are provided with a minimum acceptable return on equity. Moreover, the equity awards are subject to the clawback provisions of the AARA. Mr. Houdeshell’s award does not contain the performance requirement since he was not considered a senior executive officer at the time of the award. All of the awards to the named executive officers are subject to compliance with TARP CPP restrictions and are therefore non-transferrable any more quickly than the following schedule:

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Percentage of Aggregate TARP CPP Assistance Repaid by the Company	Percentage of Shares that Become Transferable
25%	25%
50%	50%
75%	75%
100%	100%

Retirement and Employee Welfare Benefits

The Company sponsors a retirement savings plan for employees of the Company and its affiliates (the “Retirement Savings Plan”) and a nonqualified deferred compensation plan for certain executive officers (the “Deferred Compensation Plan”). We offer these plans, and make contributions to them, to provide employees with tax-advantaged savings vehicles and to encourage them to save money for their retirement.

The Retirement Savings Plan is a tax-qualified defined contribution plan. All employees who satisfy service eligibility requirements may participate in the plan. The Retirement Savings Plan has various features, including:

•	an employer matching contribution for salary deferrals,
•	an annual retirement contribution, and
•	a profit sharing contribution.

In addition, the Retirement Savings Plan has a feature under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) that allows employees to make voluntary “salary savings contributions” ranging from one percent to 75 percent of compensation (as defined by the Plan), subject to federal income tax limitations. After-tax contributions may also be made by employees through “voluntary contributions” (as defined in the Retirement Savings Plan for each plan year), subject to certain statutory limitations. A retirement contribution is made on an annual discretionary basis by the Company of up to two percent of “retirement eligible compensation,” as defined in the Retirement Savings Plan. The Company contributions to the Retirement Savings Plan vest at the rate of 25 percent for each year the participant has worked at least 1,000 hours, with full vesting after four years of service. A participant becomes 100 percent vested in the event of death, disability or retirement on or after age 55.

The Company match on salary savings contributions was $0.25 for each dollar contributed up to 4 percent of the employee’s annual compensation in 2011. The retirement contribution in 2011 was one percent of annual compensation. The Company’s Board of Directors decided not to make a profit sharing contribution for 2011.

The Deferred Compensation plan for executive officers is described under “Executive Compensation–Nonqualified Deferred Compensation.”

In addition to our retirement programs, the Company provides employees with welfare benefits, including hospitalization, major medical, disability and group life insurance plans and paid vacation. We also maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. All of the full-time employees of the Company and the Bank, including the named executive officers, are eligible to participate in the Retirement Savings Plan and our welfare plans, subject to the terms of those plans.

The Bank provides supplemental disability insurance to certain members of executive management, including the named executive officers, in excess of the maximum benefit of $10,000 per month provided under the group plan for all employees. The supplemental insurance provides a benefit up to 70 percent of the executive’s monthly pre-disability income based on the executive’s base salary and annual incentive compensation. Coverage can be converted and maintained by the individual participant after employment ends. The benefit may be reduced by income from other sources, and a partial benefit is paid if a disabled participant is able to work on a part-time basis. In 2011, the Company paid a total of $13,876 for supplemental disability insurance for the named executive officers.

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The retirement and employee welfare benefits paid by the Company for the named executive officers that are required to be disclosed in this proxy statement are included in the “Summary Compensation Table”, the “Components of All Other Compensation”, and the “Nonqualified Deferred Compensation Table”, and are described in the footnotes thereto.

Executive Perquisites

We do not consider perquisites to be a significant element of our compensation program. However, we believe they are important and effective for attracting and retaining executive talent. We do not provide tax reimbursements, or “gross-ups,” on perquisites. For 2011, perquisites were limited to the use and maintenance of company owned automobiles and car allowances for certain executives. For additional details regarding the executive perquisites, see the “Summary Compensation Table” and the “Components of All Other Compensation”.

Risk Analysis of Executive Compensation

The Committee believes that the Company’s executive compensation program does not encourage excessive risk or unnecessary risk-taking. The Company’s programs have historically been balanced to focus executives on both short and long-term financial and operational performance. In 2011, as a result of its participation in the CPP, the Company did not provide any short-term cash incentive awards to its executive officers. However, salary shares and long-term restricted stock awards were granted to its executive officers. Since the value of the salary shares and restricted stock is directly linked to the value of Company stock, they may encourage risk-taking. The Committee took the following actions with respect to the salary shares and restricted stock awards granted to executive officers to mitigate potential risk:

•	Salary shares are vested on the date of grant and are awarded periodically through the year at a previously predetermined value;

•	The restricted stock awards are structured to delay vesting for five years;

•	Vesting of the restricted stock awards to Hudson, Hahl, Strickland and Holland, is subject to the Committee determining and certifying in writing, that the Company has attained an annual return on equity of 10% or more for any fiscal year starting after the grant date;

•	The size of the restricted stock awards were limited to 30% of base compensation; and

•	The restricted stock awards are subject to the clawback provisions of the AARA.

The base salaries are fixed in amount and thus do not encourage risk-taking.

In addition, to comply with the standards of the CPP as described above, the Committee is required to review senior executive officer and employee compensation plans on a semi-annual basis with the Company’s senior risk officers to identify and limit features of any plan that could lead to unnecessary and excessive risks. The Committee is also required to review employee compensation plans on a semi-annual basis to identify and eliminate features that could encourage the manipulation of reported earnings. For a further discussion of the results of these reviews, see “Salary and Benefits Committee Report.”

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Stock Ownership Guidelines under Executive Equity Compensation Program

The Executive Equity Compensation Program (“Equity Compensation Program”), established in 2006, was designed to provide a framework for annual grants of restricted stock and stock-settled stock appreciation rights under the Company’s shareholder-approved equity plans, in order to promote the corporate objective of increasing executive stock ownership. Equity awards, if any, were granted to certain participants under the program based on guidelines established by the Committee. The equity awards made to the named executive officers in 2011 were made under the Equity Compensation Program.

As part of the Equity Compensation Program, the Board established stock ownership guidelines for its officers and directors, as described below:

Stock Ownership

Tier 1 Officer	3 times annual salary
Tier 2 Officer	2 times annual salary
Tier 3 Officer	2 times annual salary
Tier 4 Officer	1 times annual salary
Board Members	5 times annual retainer

The Equity Compensation Program was designed to allow a participant to earn targeted ownership over a reasonable period, usually within five to seven years, provided individual and Company targets are achieved and provided the participant fully participates in the program. Each of the named executive officers is a Tier 1 participant in the Equity Compensation Program. Tiers 2 through 5 are comprised of Bank officers, including regional presidents, line of business and support officers, senior managers and division heads, and other key contributors. Except for Dennis S. Hudson, III, the named executive officers have not yet met the established stock ownership guidelines, since no awards were made under the Equity Compensation Program in 2008, 2009 and 2010.

Impact of Deduction Limit

Code Section 162(m) generally establishes, with certain exceptions, a $1 million deduction limit for all publicly held companies on compensation paid to an executive officer in any year.

The deductibility of executive compensation paid by the Company is limited under the provisions of the CPP as described above. As part of its participation in the CPP, the Company agreed to be subject to amendments to Section 162(m) which limit the deductibility of all compensation, including performance based compensation, to $500,000 per executive with respect to any taxable year during which the Treasury retains its CPP investment in the Company. When our Board of Directors approved participation in the CPP, it was aware of, considered and agreed to the potential increased after-tax cost of our executive compensation program that would arise because of the $500,000 deduction limitation under the CPP, although the ARRA restrictions had not been proposed at that time.

The Committee gives strong consideration to the deductibility of compensation in making its compensation decisions for executive officers, balancing the goal of maintaining a compensation program which will enable the Company to attract and retain qualified executives with the goal of creating long-term shareholder value. The Committee has reserved the right to pay executives’ compensation that is not deductible under Section 162(m).

Compensation for the Named Executive Officers in 2012

The Committee met in March 2012 and decided not to increase the base salaries of the Company’s executive officers for 2012.

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Results of Shareholder Advisory Vote on Executive Compensation

In accordance with the Exchange Act and the Company’s status as a CPP participant, since 2009 the Company has annually included in its proxy a separate advisory vote on the compensation paid to its executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related proxy disclosure, commonly known as a “say-on-pay” proposal. Our “say-on-pay proposals received the majority approval of shareholders in 2009, 2010 and 2011. Of the 55,954,729 votes cast on the say-on-pay proposal at the 2011 Annual Meeting (excluding broker non-votes), 53,829,261 votes were cast in favor of the resolution and 1,138,147 were cast against the resolution. The proposal was approved by a vote of 96.2 percent of the total number of votes cast on the proposal. The Company and the Committee have considered these results and concluded that a significant majority of the shareholders support the Company’s current executive compensation program. In light of this support, the Committee does not intend to make any specific changes to our executive compensation program for 2012. The Committee will continue to monitor best practices, future advisory votes on executive compensation and other shareholder feedback to guide it in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its shareholders.

An annual say-on-pay vote by shareholders is required as long as the Company is a participant in the CPP.

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2011 COMPENSATION

EXECUTIVE COMPENSATION

The table below sets forth the elements that comprise total compensation for the named executive officers of the Company for the periods indicated.

2011 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)		Bonus ($)	Stock Awards ($) (2)	Options Awards ($) (2)	All Other Compen- sation ($) (3)	Total ($)

Dennis S. Hudson, III	2011	$500,000		—	$141,063	—	$8,703	$649,766
Chairman & Chief Executive	2010	500,000		—	31,450	—	15,132	546,582
Officer of Seacoast and the Bank	2009	531,450		—	—	—	16,008	547,458

William R. Hahl	2011	$310,000		—	$87,458	—	$14,001	$411,459
Executive Vice President & Chief	2010	310,000		—	—	—	14,001	324,001
Financial Officer of Seacoast and the Bank	2009	310,000		—	—	—	13,851	323,851

O. Jean Strickland	2011	$429,500		—	$121,169		$17,476	$568,145
Senior Executive Vice President	2010	429,500		—	—	—	16,653	446,153
of Seacoast and President & Chief	2009	429,500		—	—	—	31,803	461,303
Operating Officer of the Bank

H. Russell Holland, III	2011	$290,901	(4)	—	$79,250	—	$24,266	$394,417
Executive Vice President & Chief	2010	280,900		—	—	—	24,266	305,166
Banking Officer of Seacoast and	2009	280,900		—	—	—	24,462	305,362
the Bank

David D. Houdeshell	2011	$218,750			$39,504		$5,018	$263,272

(1)	A portion of executive’s base salary included in this number may have been deferred into the Company’s Executive Deferred Compensation Plan, the amounts of which are disclosed in the Nonqualified Deferred Compensation Table for the applicable year. Executive officers who are also directors do not receive any additional compensation for services provided as a director.

(2)	Represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011. For additional information regarding such grants, see “Compensation Discussion and Analysis – Summary – 2011 Compensation” and “Elements of 2011 Compensation Program for Executive Officers – Base Salary.” See also “2011 Grants of Plan-Based Awards” below.

(3)	Additional information regarding other compensation is provided in “2011 Components of All Other Compensation” below.

(4)	$10,001 of the base salary received by Mr. Holland in 2011 was paid in salary shares.

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2011 COMPONENTS OF ALL OTHER COMPENSATION

	Company Paid		Company Paid
	Contributions to		Contributions to	Premium on		Paid by
	Retirement Savings Plan		Executive	Supple-		Company
		Discre-	Deferred	mental	Excess Life	into
		tionary	Compensation	Disability	Insurance	Cafeteria
Name	Match	Retirement	Plan(1)	Insurance	Benefit	Plan	Perquisites		Total

D. S. Hudson, III	—	$2,450	—	$3,381	$2,322	$550	—		$8,703

W. R. Hahl	$2,450	$2,450	$1,300	$3,687	$3,564	$550	—		$14,001

O. J. Strickland	$2,450	$2,450	$3,690	$3,212	$1,242	$550	$3,882	(2)	$17,476

H. R. Holland, III	$2,450	$2,450	—	$2,646	$810	$550	$15,360	(3)	$24,266

D. Houdeshell	$1,138	$1,138	—	$950	$1,242	$550	—		$5,018

(1)	Earned in reporting year, but paid in following year. Also reported in the “Nonqualified Deferred Compensation Table”.

(2)	Represents the Company’s expense to provide Ms. Strickland with the use of a Company vehicle, paid in lieu of a car allowance as provided for under her employment agreement. The amount indicated includes the cost for the vehicle’s insurance, fuel, repairs and maintenance.

(3)	Car allowance.

2011 GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning plan-based awards granted during 2011 to the named executive officers. All equity awards relate to Common Stock. There are no stock awards involving Preferred Stock.

			Grant Date
		All Other Stock Awards:	Fair Value of Stock
Name	Grant Date	Number of Shares of Stock	Awards (4)

D. S. Hudson, III	8/23/11	99,340(1)	$141,063

W. R. Hahl	8/23/11	61,590(1)	$87,458

O. J. Strickland	8/23/11	85,330(1)	$121,169

	8/23/11	55,810(1)	$79,250
H. R. Holland, III	11/15/11	3,356(2)	$5,000
	12/15/11	3,290(2)	$5,001

D. Houdeshell	8/23/11	27,820(3)	$39,504

1)	Restricted stock award granted under the 2008 Long-Term Incentive Plan. The number of shares awarded to each of the named executive officers was equal to the value of 30% of their base salary at the time of the award and calculated using a share price of $1.51. The share price used was the average closing price over the 12 month period ending on August 15, 2011 of the Company’s Common Stock on the Nasdaq Global Select Market, which was higher than the closing sale price of the stock of $1.42 at the time of the award. As long as the named executive officer remains employed by the Company, the shares vest in their entirety on the later of: i) August 23, 2016 and ii) the date the Salary and Benefits Committee determines, and certifies in writing, that the Company has attained an annual return on equity of 10% or more for any fiscal year starting after August 23, 2011. The stock is also subject to TARP CPP restrictions on transferability, as more fully described under “Elements of the 2011 Compensation Program for Executive Officers – Long Term Incentives”. The recipient has full voting and dividend rights with respect to the restricted stock during the vesting period.

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2)	Salary shares granted under the 2000 Long-term Incentive Plan. The salary shares are base salary earned by Mr. Holland and paid in shares of Common Stock on a monthly basis. The number of salary shares granted on a particular Grant Date is determined by dividing the portion of Mr. Holland’s earned monthly salary to be paid in salary shares by the closing price of Seacoast common stock on the Nasdaq Global Select Market on the Grant Date (with the result being rounded up to the nearest whole share). The stock awarded as salary shares is non-forfeitable upon grant.

3)	Represents restricted stock award granted under the 2008 Long-Term Incentive Plan. The number of shares awarded to Mr. Houdeshell was equal to the value of 20% of his base salary at the time of the award and calculated using a share price of $1.51. The share price used was the average closing price over the 12 month period ending on August 15, 2011 of the Company’s Common Stock on the Nasdaq Global Select Market, which was higher than the closing sale price of the stock of $1.42 at the time of the award. As long as Mr. Houdeshell remains employed by the Company, the shares vest in their entirety on August 23, 2016. The stock is also subject to TARP CPP restrictions on transferability, as more fully described under “Elements of the 2011 Compensation Program for Executive Officers – Long Term Incentives”. Mr. Houdeshell has full voting and dividend rights with respect to the restricted stock during the vesting period.

4)	Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011.

Employment and Change in Control Agreements

The Company and the Bank currently maintain employment and change in control agreements with certain of the Company’s executive officers, the terms of which are described in more detail below. In connection with their participation in the CPP, the Company and the Bank are generally restricted from making any payment (or agreeing to make any payment) in the nature of compensation for the benefit of any current or former director, officer or employee pursuant to an obligation that is contingent on, or by its terms is payable on or after, the termination of such person’s primary employment or affiliation with the Bank or the Company. This restriction includes any form of severance but generally excludes payment of retirement benefits or vested deferred compensation amounts.

In addition, the Company and the Bank may not pay or accrue bonuses, retention awards or other incentive compensation for the five most highly compensated employees unless the employee had a legally binding right to the payment under a valid employment contract as of February 11, 2009. The right to participate in a company incentive plan does not qualify as a legally binding right under the terms of the CPP.

As a result, the Company’s ability to make certain post-employment payments and bonus, retention and incentive compensation payments is restricted as described above under “Effect of the Participation in the Capital Purchase Program.” For information regarding the payments and benefits the named executive officers would be entitled to under the employment and change in control agreements upon termination of their service with the Company if the Company and the Bank were not subject to the restrictions under the CPP, see “2011 Other Potential Post-Employment Payments.”

Employment Agreements

The Bank entered into an employment agreement with Dennis S. Hudson, III on January 18, 1994, and a similar employment agreement with H. Russell Holland, III on January 2, 2007. The employment agreements had initial terms of three years for Mr. Hudson and two years for Mr. Holland, and provide for automatic one-year extensions unless expressly not renewed. These agreements were amended on December 31, 2008 to comply with Code Section 409A and the final regulations issued thereunder.

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On March 26, 2008, the Company and the Bank entered into an executive employment agreement with O. Jean Strickland. The agreement superseded previous employment and change in control agreements between Ms. Strickland and the Company dated December 24, 2003 and January 7, 2004, respectively. The new employment agreement generally consolidated the prior agreements with similar terms, benefits and restrictions. The initial term of the agreement was one year, and it provides for automatic one-year extensions unless expressly not renewed.

The employment agreements provide for hospitalization, insurance, long-term disability and life insurance in accordance with the Bank’s insurance plans for senior management, reasonable club dues and an automobile allowance for Mr. Holland and Ms. Strickland. Each executive subject to these contracts may also receive other compensation including bonuses, and the executives will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreements contain certain non-competition, non-disclosure and non-solicitation covenants.

The employment agreements with Dennis S. Hudson, III, H. Russell Holland, III and O. Jean Strickland include provisions for termination for death or permanent disability of the executive and also for cause, which includes willful and continued failure to perform the assigned duties, crimes, breach of the Bank’s Code of Conduct.

The agreements also provide for termination upon the occurrence of a change in control. The change in control provisions in Mr. Hudson’s employment agreement have been superseded by those in his change of control agreement discussed below. Mr. Holland’s and Ms. Strickland’s agreements contain change in control provisions which provide that certain events will constitute a “change in control,” including:

•	the acquisition of the Company or the Bank in a merger, consolidation or similar transaction;
•	the acquisition of 51 percent or more of the voting power of any one or all classes of Common Stock;
•	the sale of all or substantially all of the assets; and
•	certain other changes in share ownership.

Upon the occurrence of a change in control, the executive may terminate the contract within one year following the date of such change in control. Termination may also be permitted by the executive if after a change in control, there is a change in duties and powers customarily associated with the office designated in such contract. Upon any such termination following a change in control, Mr. Holland will be entitled to receive base salary, hospitalization and other health benefits for two years, and Ms. Strickland will be entitled to the benefits for three years.

For a further discussion of the payments and benefits to which Mr. Hudson, Mr. Holland and Ms. Strickland are entitled upon termination of their employment see “2011 Other Potential Post-Employment Payments.” For a description of the restrictions on certain payments and benefits under the employment agreements see “Compensation Discussion and Analysis – Effect of the Participation in the Capital Purchase Program.”

Change in Control Agreements

On December 24, 2003, the Company entered into change in control employment agreements with Dennis S. Hudson, III and William R. Hahl. The change in control agreements had initial terms of three years for Mr. Hudson and two years for Mr. Hahl, and provide for automatic one-year extensions unless expressly not renewed. A change in control must occur during these periods (the “Change in Control Period”) to trigger the agreement. Mr. Hudson’s agreement supersedes the change in control provisions in his employment agreement with the Bank. For a further discussion of the benefits and payments provided for under these agreements see “2011 Other Potential Post-Employment Payments”. For a description of the restrictions on certain payments and benefits under the change in control agreements see “Compensation Discussion and Analysis – Effect of the Participation in the Capital Purchase Program.”

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The change in control employment agreements with Dennis S. Hudson, III and William R. Hahl provide that, once a change in control has occurred, the executive subject to the contract (the “Subject Executive”) and the Company agree to continue, for the Change in Control Period, the Subject Executive’s employment in the same position as held in the 120 days period prior to the change in control. If the Subject Executive is terminated for “cause” or resigns “without good reason,” as defined in the agreement, the Subject Executive will receive payment of the Subject Executive’s base salary and unused vacation through the date of termination; and any previously accrued and deferred compensation (the “Accrued Obligations”).

If the Subject Executive resigns for “good reason” or is terminated “without cause,” or resigns for any reason during a 30-day period specified in the contract, the Subject Executive will receive:

•	the Accrued Obligations;
•	a bonus equal to the highest bonus earned by the Subject Executive for the previous three full fiscal years (“Highest Bonus”) multiplied by a fraction (the numerator of which is the number of days between January 1 and the Subject Executive’s date of termination and the denominator of which is 365);
•	an amount equal to what the Subject Executive’s annual base salary plus Highest Bonus would have been over the Change in Control Period; and
•	health and other welfare benefits for the duration of the Change in Control Period.

In addition, all unvested stock options to acquire stock of the Company and all awards of restricted stock of the Company held by Subject Executive as of the date of termination shall be immediately and fully vested as of the date of termination and, in the case of stock options, shall be fully exercisable as of the date of termination.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2011

The following table sets forth certain information concerning outstanding equity awards as of December 31, 2011 granted to the named executive officers. This table includes the number of shares of Common Stock covered by both exercisable options, non-exercisable options or stock appreciation rights (“SARs”), and unexercised unearned options or SARs awarded under an equity incentive plan that were outstanding as of December 31, 2011. Also reported are the number of shares of Common Stock, and their market value, that had not vested as of December 31, 2011. All exercised and vested shares are shares of Common Stock, and all options and SARs relate to Common Stock. There are no options or SARs involving Preferred Stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)

D. S. Hudson, III	75,000		—	$17.08	11/17/2013
	30,000		—	$22.40	12/21/2014
	27,600	(3)	—	$26.72	05/16/2016
	54,851	(4)	18,284	$22.22	04/02/2017
						336	(5)	$511
						16,553	(6)	25,161
						99,340	(7)	150,997

W. R. Hahl	13,000		—	$17.08	11/17/2013
	5,000		—	$22.40	12/21/2014
	7,350	(3)	—	$26.72	05/16/2016
	14,655	(4)	4,886	$22.22	04/02/2017
						169	(5)	$257
						958	(8)	1,456
						61,590	(7)	93,617

O. J. Strickland	11,000		—	$17.08	11/17/2013
	4,000		—	$22.40	12/21/2014
	18,200	(3)	—	$26.72	05/16/2016
	43,038	(4)	14,347	$22.22	04/02/2017
						85,330	(7)	$129,702

H. R. Holland, III	3,000	(9)	—	$27.36	07/06/2016
	21,149	(4)	7,049	$22.22	04/02/2017
						41	(5)	$62
						55,810	(7)	84,831

D. Houdeshell	—		—	—	—	27,820	(10)	$42,286

(1)	The named executive officer has full voting and dividend rights with respect to the restricted stock during the vesting period.

(2)	For the purposes of this table, the market value is determined using the closing price of the Company’s Common Stock on December 31, 2011.

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(3)	Represents fully-vested stock-settled stock appreciation rights granted to the named executive officer on May 16, 2006.

(4)	Represents stock-settled stock appreciation rights granted to the named executive officer on April 2, 2007. The remaining shares will vest on April 2, 2012, subject to the continued employment of the named executive officer.

(5)	As provided for under the Equity Compensation Program, the named executive officer elected to use 50 percent of his annual 2006 cash bonus to purchase shares of restricted stock based on the closing sale price of the Company’s Common Stock on the Nasdaq Global Select Market on February 2, 2007. This represents the Company’s 50% match of the shares purchased in the form of a restricted stock award, granted under the 2000 Incentive Plan. The shares indicated vested on February 2, 2012.

(6)	Represents restricted stock award granted to Mr. Hudson on March 18, 2010 to compensate him for his loss in base salary as a result of the $500,000 base salary cap. The restricted stock will vest after two years, subject to: i) Mr. Hudson’s continued employment with the Company, ii) repayment of all TARP CPP funds by the Company, and iii) such other requirements to comply with TARP restrictions.

(7)	Represents restricted stock award of Common Stock granted to the named executive officer on August 23, 2011. As long as the named executive officer remains employed by the Company, the shares vest in their entirety on the later of: i) August 23, 2016 and ii) the date the Committee determines, and certifies in writing, that the Company has attained an annual return on equity of 10% or more for any fiscal year starting after August 23, 2011. The stock is also subject to TARP restrictions on transferability, as more fully described under “Elements of the 2011 Compensation Program for Executive Officers – Long Term Incentives”.

(8)	Represents time-vested restricted stock award of Common Stock granted to the named executive officer on April 2, 2007. The remaining shares will vest on April 2, 2012, subject to Mr. Hahl’s continued employment with the Company.

(9)	Represents fully-vested stock-settled stock appreciation rights granted to Mr. Holland on July 6, 2006.

(10)	Represents time-vested restricted stock award of Common Stock granted to Mr. Houdeshell on August 23, 2011. As long as Mr. Houdeshell remains employed by the Company, the remaining shares vest in their entirety on August 23, 2016. The stock is also subject to TARP restrictions on transferability, as more fully described under “Elements of the 2011 Compensation Program for Executive Officers – Long Term Incentives”.

2011 OPTION EXERCISES AND STOCK VESTED

The following table reports the vesting of stock awards or similar instruments during 2011 granted to the named executive officers and the value of the gains realized on vesting. No stock options were exercised in 2011.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized ($)(2)
Dennis S. Hudson, III	335	$566
William R. Hahl	1,635	$2,816
O. Jean Strickland	—	—
H. Russell Holland, III	40	68
David Houdeshell	—	—

(1)	All vested shares are shares of Common Stock. There are no stock awards involving Preferred Stock.

(2)	The value realized is determined using the closing price of the stock on the applicable vesting date.

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2011 NONQUALIFIED DEFERRED COMPENSATION

The following table discloses, for each of the named executive officers, contributions, earnings and balances during 2011 under the Executive Deferred Compensation Plan, described below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

Dennis S. Hudson, III	$10,000	—	$(1,518)	—	$435,486	(3)

William R. Hahl	$31,000	$1,300	$13,351	—	$212,239	(4)

O. Jean Strickland	$12,000	$3,690	$(47)	—	$225,881	(5)

H. Russell Holland, III (6)	—	—	—	—	—

David D. Houdeshell (6)	—	—	—	—	—

(1)	Total amount included in the All Other Compensation column of the Summary Compensation Table. This amount was contributable in 2011, but was credited to the account of the named executive officer in 2012.

(2)	None of the earnings or dividends paid under the Executive Deferred Compensation Plan are above-market or preferential.

(3)	Includes $230,238 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Tables in previous years.

(4)	Includes $35,899 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Tables in previous years.

(5)	Includes $47,312 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Tables in previous years.

(6)	Messrs. Holland and Houdeshell are not participants in the Executive Deferred Compensation Plan.

Executive Deferred Compensation Plan

The Bank’s Executive Deferred Compensation Plan (“Deferred Compensation Plan”) is designed to permit a select group of management and highly compensated employees, including three of the named executive officers (Hudson, Hahl and Strickland), to elect to defer a portion of their compensation until their separation from service with the Company, and to receive matching and other Company contributions that are precluded under the Company’s Retirement Savings Plan as a result of limitations imposed under ERISA.

The Deferred Compensation Plan was amended and restated in 2007 to reflect changes arising from requirements under Code Section 409A and the underlying final regulations. As a result, each participant account is separated into sub-accounts to reflect:

•	contributions and investment gains or losses that were earned and vested on or before December 31, 2004, and any subsequent investment gains or losses thereon (the “Grandfathered Benefits”); and

•	contributions and earnings that were earned and vested after December 31, 2004 (the “Non-Grandfathered Benefits”).

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A participant’s elective deferrals to the Deferred Compensation Plan are immediately vested. The Company contributions to the Deferred Compensation Plan vest at the rate of 25 percent for each year of service the participant has accrued under the Retirement Savings Plan, with full vesting after four years of service. If a participant would become immediately vested in his Company contributions under the Retirement Savings Plan for any reason (such as death, disability, or retirement on or after age 55), then he would also become immediately vested in his account balance held in the Deferred Compensation Plan.

Each participant directs how his account in the Deferred Compensation Plan is invested among the available investment vehicle options. The plan’s investment options are reviewed and selected annually by a committee appointed by the Board of Directors of the Company to administer the plan. The plan committee may appoint other persons or entities to assist it in its functions. No earnings or dividends paid under the Deferred Compensation Plan are above-market or preferential.

All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.

Upon a participant’s separation from service with the Company, he will receive the balance of his account in cash in one of the following three forms specified by the participant at the time of initial deferral election, or a subsequent permitted amendment:

•	a lump sum;
•	monthly installments over a period not to exceed five years; or
•	a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five (5) years.

A participant may change his existing distribution election relating to Non-Grandfathered Benefits only in very limited circumstances. Upon death of the participant, any balance in his account will be paid in a lump sum to his designated beneficiary or to his estate.

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2011 other potential post-employment payments

The following table quantifies, for each of the named executive officers, the potential post-employment payments under the provisions and agreements described above under “Employment and Change in Control Agreements”, assuming that the triggering event occurred on December 31, 2011. The closing market price of the Company’s common stock on that date was $1.52 per share. None of the named executive officers are eligible for any of these payments if they are terminated for cause.

In accordance with the prohibitions under the CPP as in effect at December 31, 2011, golden parachute payments to our named executive officers are limited. The named executive officers agreed to this reduction under agreements entered into with the Company. The amounts shown in the following table reflect the maximum amount that could be payable under the agreements in the absence of the prohibitions on the payment of golden parachute payments under the CPP as in effect on December 31, 2011. If termination of employment had actually occurred on December 31, 2011, no severance benefits would have been payable to any of the named executive officers.

Name	Term (in years) (#)		Cash Severance ($)	Value of Other Annual Benefits ($)	Total Value of Outstanding Stock Awards that Immediately Vest ($)		Total Value of Benefit ($)

Dennis S. Hudson, III
Upon Termination without Cause (1)	2	(2)	$1,000,000	$12,506	—		$1,012,506
Upon Death or Disability (1)	2	(2)	1,000,000	12,506	$25,671	(3)	1,038,177
Upon Termination Following a Change-in-Control (4)	3		1,500,000	26,110	176,668		1,702,778
Upon Change-in-Control without Termination	—		—	—	176,668		176,668

William R. Hahl
Upon Termination Following a Change-in-Control (4)	2		$620,000	$28,001	$95,330		$743,331
Upon Change-in-Control without Termination	—		—	—	95,330		95,330

O. Jean Strickland
Upon Termination without Cause (5)	2	(6)	$859,000	$10,008	$129,702		$998,710
Upon Disability	1	(6)	—	—	—		—
Upon Death (5)	2	(6)	—	10,008	—		$10,008
Upon Termination Following a Change-in-Control (5)	3	(6)	1,288,500	15,013	—		1,303,513
Upon Change-in-Control without Termination	—		—	—	—		—

H. Russell Holland, III
Upon Termination without Cause (5)	1	(6)	$340,900	$8,011	—		$348,911
Upon Disability	1	(6)	—	—	$62	(3)	62
Upon Death (5)	2	(6)	—	8,011	62	(3)	8,073
Upon Termination Following a Change-in-Control (5)	2	(6)	681,800	8,011	62	(3)	689,873
Upon Change-in-Control without Termination	—		—	—	62	(3)

David Houdeshell
Upon Disability	—		—	—	$42,286	(3)	$42,286
Upon Death (5)	—		—	—	42,286	(3)	42,286
Upon Termination Following a Change-in-Control (5)	—		—	—	42,286	(3)	42,286
Upon Change-in-Control without Termination	—		—	—	42,286	(3)	42,286

41

(1)	As provided for in Mr. Hudson’s employment agreement, the Bank would continue to pay to Mr. Hudson or his estate or beneficiaries his annual base salary, including any other cash compensation to which he would be entitled at termination date, for the period indicated under Term. In addition, the Bank would continue to pay the hospitalization insurance premium (including major medical) for Mr. Hudson, his spouse and eligible dependents, as well as long-term disability and life insurance premiums for the term indicated or until his earlier death. In the case of disability, the annual base salary shall be reduced by any amounts received by Mr. Hudson under the Bank’s long term disability plan or from any other collateral source payable to disability, including social security benefits.

(2)	The initial term of agreement is three years with automatic renewal on each anniversary, but benefits under the agreement are paid for the Term as indicated in the table.

(3)	As provided for in the award agreement for the individual equity award.

(4)	As provided for in the respective change in control agreement, the Company shall pay the executive officer in a lump sum in cash within thirty (30) days after the date of termination the aggregate of the: (i) base salary through the termination date to the extent not paid (assumed already paid in table above), (ii) annual bonus (prorated in the event that the executive was not employed by the Company for the whole of such fiscal year), and (iii) annual base salary and annual bonus, multiplied by the Term as indicated in the table. Annual base salary is equal to 12 times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the executive officer by the Company in the 12-month period immediately preceding the month in which the triggering event occurs. Annual bonus is equal to the executive officer’s highest annual bonus for the last three full fiscal years prior to the triggering event. All unvested stock options and restricted stock of the Company held by the executive officer shall immediately and fully vest on termination. In addition, for the Term indicated, the Company will pay or provide to the executive officer or eligible dependents “Other Annual Benefits.” “Other Annual Benefits” include Company-paid profit-sharing contributions, medical, prescription, dental, employee life, group life, accidental death and travel accident insurance plans and programs paid by the Company prior to the change in control. If the executive officer’s employment is terminated by reason of death, disability, retirement or for cause within the term indicated following a change in control, no further payment is owed to the executive except for accrued obligations, such as earned but unpaid salary and bonus.

(5)	As provided for in Mr. Holland and Ms. Strickland’s employment agreements, the Bank shall continue to pay the executive officer or his/her estate or beneficiaries his/her annual base salary, together with the annual bonus, in equal monthly installments for the Term indicated, except in the case of death or disability. In addition, the Bank will continue to pay the hospitalization insurance premium (including major medical) for the executive officer, his/her spouse and eligible dependents, as well as long-term disability and life insurance premiums for the term indicated and for two years for Mr. Holland in the case of termination without cause and death.

(6)	The initial term of agreement is one year with automatic renewal on each anniversary, but benefits under the agreement are paid for the Term as indicated on the table.

42

2011 DIRECTOR COMPENSATION

The table below sets forth the elements that comprise total compensation for Board members who are not employees of the Company or the Bank.

Name	Fees Earned or Paid in Cash ($) (1)		All Other Compensation ($)	Total ($)

Stephen E. Bohner	$70,100		—	$70,100

John H. Crane	$61,300		—	$61,300

T. Michael Crook	$50,900	(2)	—	$50,900

H. Gilbert Culbreth, Jr.	$55,600		—	$55,600

Christopher E. Fogal	$63,400		—	$63,400

Roger O. Goldman	$7,850	(2) (3)	—	$7,850

Robert B. Goldstein	$39,400	(4)	—	$39,400

Dale M. Hudson	$37,883		—	$37,883

Dennis S. Hudson, Jr.	$43,300		—	$43,300

Thomas E. Rossin	$70,900		—	$70,900

Edwin E. Walpole, III	$36,900		—	$36,900

(1)	Non-employee directors of the Company or the Bank are paid an annual retainer of $23,000 for their service as directors of the Company and its subsidiaries. In addition to the annual retainer, non-employee directors receive $700 for each Board meeting attended, $700 for each committee meeting attended and $800 for each committee meeting chaired, including Bank committees. The members of the Salary and Benefits Committee, Audit Committee and Nominating and Governance Committee receive an additional $100 for each of these committee meetings attended and $200 for each of these committee meetings chaired. Executive officers who are also directors do not receive any compensation for services provided as a director.

(2)	This entire amount was deferred into the Company’s Directors’ Deferred Compensation Plan described below.

(3)	The compensation earned by Mr. Goldman was for his service as a Bank director.

(4)	80% of the compensation earned by Mr. Goldstein as a director is paid to CapGen Capital Advisors LLC.

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Directors’ Deferred Compensation Plan

The Company has a Directors’ Deferred Compensation Plan to allow each non-employee director of the Company and the Bank to defer receipt of his board compensation until his separation from service with the Company. Each participant directs how his account in the Directors’ Deferred Compensation Plan is invested among the available investment vehicle options, including a Company stock fund (“Stock Account”). The plan’s investment options are reviewed and selected annually by a Committee appointed by the Board of Directors of the Company to administer the plan. No earnings or dividends paid under the Directors Deferred Compensation Plan are above-market or preferential.

All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.

Upon a participant's separation from service on the Board, the participant will receive the balance of his Stock Account in shares of Company Common Stock and the balance of his other plan accounts in cash in one of the following three forms specified by the participant at the time of initial deferral election:

•	a lump sum;

•	monthly installments over a period not to exceed five years; or

•	a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five years.

Upon death of a participant, any balance in his account shall be paid in a lump sum to his designated beneficiary or to his estate.

44

SALARY AND BENEFITS COMMITTEE REPORT

The Salary and Benefits Committee assists the Board of Directors with administering its responsibilities relating to the compensation of the Company’s executive officers, including the chief executive officer. In addition, this Committee also has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Salary and Benefits Committee operates under a written charter that was revised in 2009 upon approval by the Board of Directors. The Committee Charter is available on the Company’s website at www.seacoastbanking.net.

The Salary and Benefits Committee currently is composed of five persons, all of whom the Nominating and Governance Committee has determined to be independent. The Committee also serves as the salary and benefits committee of the Bank.

The Salary and Benefits Committee believes that it has taken the actions necessary and appropriate to fulfill its responsibilities under the Salary and Benefits Committee’s Charter. To carry out its responsibilities, the Committee held five meetings in 2011.

In compliance with the provisions of the CPP and the executive compensation and corporate governance set forth in the Emergency Economic Stabilization Act of 2008 (“EESA”), the Board of Directors initially reviewed the incentive compensation arrangements of the senior executive officers with the Company’s human resources director and corporate counsel on March 17, 2009 to ensure that these compensation arrangements do not encourage the covered officers to take “unnecessary and excessive” risks that threaten the value of the Company. Similar reviews have been conducted semi-annually by the Salary and Benefits Committee with the Company’s human resources director, with the last such review performed on November 14, 2011. The Committee hereby certifies that:

•	it has reviewed with senior risk officers, the senior executive officer compensation plans and has made reasonable efforts to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

•	it has reviewed with senior risk officers the employment compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

•	it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

The Company offers the following plans in which the senior executive officers participate:

•	Employment agreements and change in control agreements with certain of our executive officers;

•	The Employee Stock Purchase Plan, 2000 Long Term Incentive Plan and 2008 Long-Term Incentive Plan;

•	The Executive Deferred Compensation Plan; and

•	The Company’s Retirement Savings Plan.

We reviewed each of the above plans and agreements and determined that none of them encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company or the Bank. In this regard, the employment agreements with our named executive officers provide for severance payments if a termination of employment occurs under certain circumstances. As discussed under “Compensation Discussion and Analysis,” due to the Company’s participation in the CPP, our named executive officers are unable to receive any severance payments if their employment is terminated for reasons other than death or disability before the preferred stock issued to the U.S. Department of the Treasury pursuant to the CPP is redeemed.

45

The equity plans were each approved by the shareholders of the Company and provide for the granting of stock options, restricted stock awards and stock-settled stock appreciation rights. The Salary and Benefits Committee believes that, to create value for our shareholders, it is important to utilize long-term equity incentives as a part of compensation to align the interests of management with shareholders. The awards include a long-term vesting schedule to further encourage positive long-range performance and to assist in the retention of management. In light of the long-term nature of these equity awards, the Salary and Benefits Committee believes that these equity awards do not encourage the named executive officers to take unnecessary and excessive risks that threaten the value of the Company or the Bank.

The Company maintains the Deferred Compensation Plan for the benefit of a select group of management and highly compensated employees. The terms of this plan are described under “Executive Deferred Compensation Plan”. The Salary and Benefits Committee believes that this plan does not encourage the participants in the plan to take unnecessary and excessive risks that threaten the value of the Company or the Bank due to the long-term vesting schedule, and the Salary and Benefits Committee believes that the plan encourages positive long-range performance.

The Company’s Retirement Savings Plan is a tax-qualified plan that provides benefits to all employees who meet certain age and service requirements. Because participation and allocations in the plan are not based on Company or individual performance, the Salary and Benefits Committee believes that this plan does not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company or the Bank.

We believe that the above plans and agreements encourage the creation of long-term value instead of behavior focused on achieving short-term results. In addition, as discussed under “Compensation Discussion and Analysis,” the Company and the Bank are unable to pay any cash bonuses or grant any new stock options to the five most highly compensated employees due to restrictions imposed on CPP participants. Further, the named executive officers and the five most highly compensated employees are unable to receive any severance payments if their employment is terminated for reasons other than death or disability before the preferred stock is redeemed, other than vested benefits under employee benefit plans.

In addition to those plans and arrangements identified above, we have identified six different employee compensation arrangements that provide for variable cash compensation bonus, commission or incentive payments. Each arrangement is available to a different set of employees and the amount received differs depending on level of job responsibility and plan objectives. Compensation paid to Commercial Lending, Residential Lending, Wealth Management and Retail Banking division employees represented approximately 90 percent of the variable cash compensation paid in 2011. The substantial majority of this amount was related to sales commissions paid to mortgage loan officers and wealth management financial advisors in lieu of a base salary. Mortgage loan officers are compensated based on loan origination volume, which is subject to approval by a separate credit underwriting approval process. Further, Residential Lending division variable compensation arrangements include provisions for the recapture of compensation on returned loans. The Committee reviewed the Residential Lending Commission Plan, including modifications made to comply with new Federal Reserve guidelines dealing with Loan Originator compensation pay structures that went into effect in 2011. Retail Banking employees are provided sales incentives for selling core deposit accounts and increasing household deposit relationships. The Committee also reviewed the Commercial Loan Sales Incentive Plan that became effective in the fourth quarter of 2010. This plan, which was designed to incent new small business loan production and help drive bank profitability in 2011, provides significant penalties for portfolio credit deterioration. Commercial loan officers who generated new loan relationships within the Bank’s credit guidelines and portfolio growth objectives and managed their existing loan portfolio to the Bank’s credit standards were paid annual incentives. The Salary and Benefits Committee reviewed the structure and implementation of these arrangements and discussed the risks that face the Company and determined that the arrangements do not encourage unnecessary and excessive risks that threaten the value of the Company or the Bank or the manipulation of reported earnings to enhance the compensation of any employee.

In fulfilling its oversight responsibilities, the Salary and Benefits Committee reviewed with management the Compensation Discussion and Analysis required as part of the Company’s 2012 Proxy Statement, including a discussion of the quality and the clarity of disclosures contained therein. Based on this review and discussion, the Salary and Benefits Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2012 Proxy Statement. The Board has approved and ratified such recommendation.

46

This report shall not be deemed to be “soliciting material” or to be “filed” with the Securities Exchange Commission, nor shall this report be incorporated by reference by any general statement incorporating by reference this 2012 Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Salary and Benefits Committee:

H. Gilbert Culbreth, Jr., Chairman
Stephen E. Bohner
Robert B. Goldstein
Thomas E. Rossin
Edwin E. Walpole, III

April 9, 2012

47

Audit Committee Report

The Audit Committee is currently comprised of three directors, Christopher E. Fogal (Chair), John H. Crane and T. Michael Crook.

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Seacoast Banking Corporation of Florida (the “Company”) in its general oversight of the Company’s accounting, auditing and financial reporting practices. Management is primarily responsible for the Company’s financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion (pursuant to Section 404 of the Sarbanes-Oxley Act of 2002) on the effectiveness of internal control over financial reporting.

The members of the Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the Company’s registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.

In the performance of its oversight responsibilities, the Committee has reviewed and discussed with management and KPMG LLP the audited financial statements of the Company for the year ended December 31, 2011. Management represented to the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and that these statements fairly present the financial condition and results of operations of the Company at the dates and for the periods described. The Committee has relied upon this representation without any independent verification, except for the work of KPMG LLP. The Committee also discussed these statements with KPMG LLP, both with and without management present, and has relied upon their reported opinion on these financial statements. The Committee’s review included discussion with KPMG LLP of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees) as amended (AICPA, Professional Standards, vol. 1, AU Section 380), and adopted by the Public Company Accounting Oversight Board in Rule 3200T.

With respect to the Company’s independent registered public accounting firm, the Committee, among other things, discussed with KPMG LLP matters relating to its independence and received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence.

On the basis of these reviews and discussions, and subject to the limitations of its role, the Committee recommended that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

The Audit Committee:

Christopher E. Fogal, Chairman
John H. Crane
T. Michael Crook

April 9, 2012

48

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Related Party Transactions

Several of Seacoast’s directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast’s management and in accordance with the Bank’s written loan policy, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future.

As a federally insured bank, the Bank is subject to Regulation O, which governs loans to “insiders”, defined as any executive officer, director or principal shareholder of the Company or the Bank, and their related interests. Regulation O limits loans to insiders and requires that the terms and conditions of credits granted to insiders are substantially the same as those extended to other customers of the Bank. The Bank’s written loan policy requires compliance with the provisions of Regulation O.

The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 2011, was approximately $5,735,530, which represented approximately 3.4 percent of Seacoast’s consolidated shareholders’ equity on that date.

As provided under its charter, the Audit Committee reviews all related party transactions which do not involve indebtedness to the Bank for potential conflicts of interests and approves those not already approved by the Board of Directors. Messrs. Fogal (Chairman), Crane and Crook are the members of the Audit Committee, none of whom is or has been an officer or employee of Seacoast or its subsidiaries and each of whom is independent.

Certain Family Relationships

Certain members of the Company’s Board of Directors and management are related. Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Dennis S. Hudson, III, the Company’s Chairman and Chief Executive Officer, is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson. As an executive officer, Dennis S. Hudson, III’s compensation is approved by the Salary and Benefits Committee, which is comprised solely of independent directors.

SALARY AND BENEFITS COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

During 2011, Messrs. Culbreth (Chairman), Bohner, Goldstein, Rossin and Walpole served as members of the Salary and Benefits Committee, none of whom is or has been an officer or employee of Seacoast or its subsidiaries, and each of whom is independent for executive compensation purposes. During 2011, none of the members of the Salary and Benefits Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. None of our executive officers served as a member of the Board of Directors or compensation committee, or similar committee, of any other company whose executive officer(s) served as a member of our Board of Directors or our Salary and Benefits Committee.

49

Security Ownership of Management
and Certain Beneficial Holders

The tables below provide information regarding the beneficial ownership of the Common Stock as of March 12, 2012, by:

•	each of the Company’s directors;

•	each of the executive officers named in the Summary Compensation Table;

•	all directors and executive officers as a group; and

•	each beneficial owner of more than 5%.

As of March 22, 2012, [•] shares of Common Stock were outstanding. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated and subject to community property laws where applicable, the Company believes that each of the shareholders named in the tables below has sole voting and investment power with respect to the shares indicated as beneficially owned. Some of the information in the tables is based on information included in filings made by the beneficial owners with the SEC.

Principal Shareholders (5% Owners Exclusive of Directors and Officers)

The following table sets forth information regarding the number and percentage of shares of Common Stock held by all persons and entities known by the Company to beneficially own 5% or more of the Company’s outstanding Common Stock. The information regarding beneficial ownership of Common Stock by the entity identified below is included in reliance on a report filed by the entity with the SEC, except that the percentage is based upon the Company’s calculations made in reliance upon the number of shares reported to be beneficially owned by the entity in such report and the number of shares of common stock outstanding on March 22, 2012.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage

CapGen Capital Group III LP	15,715,862	(1)	16.5%
280 Park Avenue
40th Floor West
New York, NY 10017

Otter Creek Partners I, L.P.	1,359,200	(2)	1.4%
222 Lakeview Avenue
Suite 1130
West Palm Beach, FL 33401

Otter Creek International, Ltd.	2,044,129	(2)	2.1%
c/o HWR Services Limited
No. 18 Russell Hill Road
Road Town, Tortola VG1110
British Virgin Islands

Otter Creek Management Inc.	3,403,329	(2)	3.6%
222 Lakeview Avenue
Suite 1130
West Palm Beach, FL 33401

Wellington Management Company, LLP	6,121,150	(3)	6.4%
280 Congress Street
Boston, MA 02210

50

(1)	According to a Schedule 13D/A filed jointly by CapGen LP, CapGen Capital Group III, LLC (“CapGen LLC”) and Eugene A. Ludwig on July 26, 2010 with the SEC with respect to Company Common Stock beneficially owned by each as of June 17, 2010. CapGen LLC is the sole general partner of CapGen LP, and both entities have the sole voting and dispositive power with respect to all 15,715,862 shares of Common Stock. Eugene Ludwig is the managing member of CapGen LLC and in such capacity has shared voting and dispositive power over all 15,715,862 shares of Common Stock. Mr. John Rose and Mr. Robert Goldstein, along with Mr. Ludwig, are the principal members of CapGen LLC (the “Principal Members”). While the Principal Members may be deemed to be the indirect beneficial owners of such shares, each of the reporting persons and each individual named in response to Item 2 of the Schedule 13D/A disclaims beneficial ownership of the shares except for those shares that the reporting person or individual holds directly.

(2)	According to a Schedule 13G/A filed jointly by Otter Creek Partners I, L.P. (“OCP”), Otter Creek International Ltd. (‘OCI”), and Otter Creek Management, Inc. (“OCM”) on February 10, 2012, OCM is the sole general partner of OCP and the investment advisor to OCP and OCI, and in such capacities may make investment decisions for them, including the decision to vote and dispose of shares of Seacoast. In addition, the Schedule 13G/A indicates that OCP, OCI and OCM have shared voting and dispositive power with respect to 1,359,200, 2,044,129 and 3,403,329 shares, respectively, of the Company’s Common Stock as of December 31, 2011.

(3)	According to a Schedule 13G filed by Wellington Management Company, LLP (“Wellington”) on February 14, 2012, Wellington has shared voting and dispositive power with respect to 6,121,150 shares of the Company’s Common Stock. The Schedule 13G provides that Wellington is an investment adviser and that the shares of common stock listed on the Schedule 13G are owned of record by clients of Wellington. In addition, Wellington reported that these clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of Common Stock, and that none of these clients is known to have these rights or powers with respect to more than 5% of the Company’s Common Stock.

Ownership of Directors and Executive Officers

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percentage

Stephen E. Bohner	55,930	(1)	*
John H. Crane	36,295	(2)	*
T. Michael Crook	244,894	(3)	*
H. Gilbert Culbreth, Jr.	260,000	(4)	*
Christopher E. Fogal	74,581	(5)	*
Roger O. Goldman	85,020	(6)	*
Robert B. Goldstein	15,715,862	(7)	16.5%
Dale M. Hudson	1,851,408	(9)	1.9%
Dennis S. Hudson, Jr.	1,567,916	(9)	1.6%
Dennis S. Hudson, III	1,648,564	(10)	1.7%
Thomas E. Rossin	41,331	(11)	*
Edwin E. Walpole, III	395,094	(12)	*
William R. Hahl	109,674	(13)	*
H. Russell Holland, III	43,626	(14)	*
David D. Houdeshell	5,000	(15)	*
O. Jean Strickland	201,333	(16)	*
All directors and executive officers as a group (16 persons)	21,214,750		22.3%

* Less than 1%

51

(1)	Includes 11,158 shares held in the Bank’s Director’s Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Bohner has no voting or dispositive power.

(2)	All shares are held jointly with Mr. Crane’s wife, as to which shares Mr. Crane may be deemed to share both voting and investment power.

(3)	Includes 89,000 shares held jointly with Mr. Crook’s wife and 14,000 shares held by Mr. Crook’s wife, as to which shares Mr. Crook may be deemed to share both voting and investment power. Also includes 103,388 shares held in the Bank’s Director’s Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Crook has no voting or dispositive power.

(4)	Includes 130,000 shares held in a family limited liability company and 41,000 shares held in a family sub-S corporation, as to which shares Mr. Culbreth has sole voting and investment power. Also includes 5,000 shares held jointly with Mr. Culbreth’s children and 51,000 shares held jointly with his wife, as to which shares Mr. Culbreth may be deemed to share both voting and investment power.

(5)	Includes 22,450 shares held jointly with Mr. Fogal’s wife and 3,687 shares held by Mr. Fogal’s wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power.

(6)	Includes 64,300 shares held in an IRA, as to which shares Mr. Goldman shares both voting and investment power with his wife. Also includes 6,000 shares held in a special needs trust of which Mr. Goldman’s wife is trustee, as to which shares Mr. Goldman may be deemed to share voting and investment power and as to which Mr. Goldman disclaims beneficial ownership. Also includes 9,720 shares held in the Bank’s Director’s Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Goldman has no voting or dispositive power.

(7)	All 15,715,862 shares are held by CapGen LP, which is wholly owned by CapGen LLC. Mr. Goldstein is a principal and a member of the investment committee of CapGen LLC. Mr. Goldstein may be deemed to share both voting and investment power with respect to these shares, but disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest.

(8)	Includes 1,456,121 shares held by Monroe Partners, Ltd., a family limited partnership (“Monroe Partners”), of which Mr. Hudson and his wife, Mary T. Hudson, are general partners. Mr. Hudson may be deemed to share both voting and investment power with respect to such shares with the other general partner, but disclaims beneficial ownership, except to the extent of his 50 percent interest in Monroe Partners. Also includes 358,517 shares held jointly with Mr. Hudson’s wife, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 35,954 shares held by Mr. Hudson’s wife, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership. Also includes 816 shares held in the Company’s Retirement Savings Plan.

(9)	Includes 1,121,778 shares held by Sherwood Partners, Ltd., a family limited partnership (“Sherwood Partners”), of which Mr. Hudson and his son, Dennis S. Hudson, III, are general partners, and Mr. Hudson and his children are limited partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares, but disclaims beneficial ownership, except to the extent of his 1.0% interest in Sherwood Partners.

(10)	Includes 1,121,778 shares held by Sherwood Partners, of which Mr. Hudson and his father, Dennis S. Hudson, Jr., are general partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, but disclaims beneficial ownership, except to the extent of his 28.4 percent interest in Sherwood Partners and his beneficial interest in trusts having a 53.2 percent interest in Sherwood Partners. Also includes 156,407 shares held jointly with Mr. Hudson’s wife which were pledged as security for a margin loan, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 164,800 shares held in the Company’s Retirement Savings Plan, and 105,000 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days. Also includes 1,400 shares held by Mr. Hudson’s wife as custodian for her son, as to which shares Mr. Hudson may be deemed to share both voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.

(11)	Includes 1,000 shares held by Mr. Rossin’s wife, as to which shares Mr. Rossin may be deemed to share both voting and investment power and as to which Mr. Rossin disclaims beneficial ownership.

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(12)	Includes 3,952 shares held jointly with Mr. Walpole’s daughter and 4,050 shares held by a corporation in which Mr. Walpole is a principal, as to which shares Mr. Walpole may be deemed to share both voting and investment power.

(13)	Includes 55,241 shares held jointly with Mr. Hahl’s wife and 373 shares held by Mr. Hahl as custodian for his granddaughters, as to which shares Mr. Hahl may be deemed to share both voting and investment power. Also includes 31,857 shares held in the Company’s Retirement Savings Plan, 958 shares of time-based restricted stock that will vest within six months of the Record Date, and 18,000 shares that Mr. Hahl has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(14)	Includes 35,757 shares held jointly with Mr. Holland’s wife and 2,000 shares held in a revocable trust, as to which shares Mr. Holland may be deemed to share both voting and investment power. Also includes 4,258 shares held in the Company’s Retirement Savings Plan and 521 shares held in the Company’s Employee Stock Purchase Plan.

(15)	All shares are held jointly with Mr. Houdeshell’s wife, as to which shares Mr. Houdeshell may be deemed to share both voting and investment power.

(16)	Includes 42,388 shares held jointly with Ms. Strickland’s husband, as to which shares Ms. Strickland may be deemed to share both voting and investment power. Includes 133,333 shares held jointly with Ms. Strickland’s husband in an investment management account which is pledged as security for a loan, as to which shares Ms. Strickland may be deemed to share both investment power with the trustee, and as to which shares Ms. Strickland does not have voting power. Also includes 10,612 shares held in the Company’s Retirement Savings Plan and 15,000 shares that Ms. Strickland has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than 10 percent of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and persons beneficially owning more than 10 percent of the Company’s Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company’s review of such reports and written representations from the reporting persons, the Company believes that, during and with respect to fiscal year 2011, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10 percent of its Common Stock were complied with in a timely manner, except for:

•	The Form 4 for William R. Hahl filed on August 29, 2011 which reported the acquisition of 22,916 shares of Common Stock on August 9, 2011. The Company believes that the Form 4 filed on March 12, 2012 reflects Mr. Hahl’s current holdings.

•	The Form 4 for David D. Houdeshell filed on August 26, 2011 which reported the acquisition of a restricted stock award of 27,820 shares of Common Stock on August 23, 2011. The Company believes that the Form 4 filed on August 26, 2011 reflects Mr. Houdeshell’s current holdings.

•	The Form 4 for H. Russell Holland, III filed on December 21, 2011 which reported the acquisition of 3,356 shares of Common Stock on November 15, 2011 and 3,290 shares of Common Stock on December 15, 2011. The Company believes that the Form 4 filed on March 19, 2012 reflects Mr. Holland’s current holdings.

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PROPOSAL 2

AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

TO INCREASE THE SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

The Company currently maintains an Employee Stock Purchase Plan (“Purchase Plan”) which offers employees of the Company and its subsidiaries a convenient way to purchase shares of Seacoast stock at a discount or with a contribution from the Company and provides an incentive for continued employment. The Purchase Plan is an important part of the Company’s total incentive program and its effort to attract and retain qualified employees. The Purchase Plan also encourages Company stock ownership by a broad base of employees. As of February 15, 2012, there were 92,172 shares of Common Stock remaining available for purchase under the Purchase Plan.

The Purchase Plan was originally adopted by the Board of Directors in October 1988 and approved by the Company’s shareholders in April 1989. In January 1990, July 2004 and June 2009, the Company amended the Purchase Plan to clarify and amend certain terms of the Purchase Plan.

On January 17, 2012, the Board of Directors adopted a resolution to further amend, subject to approval by the shareholders at the Annual Meeting, Section 2 of the Purchase Plan to increase the number of shares of Common Stock that are authorized and reserved for issuance under the Purchase Plan from 730,000 shares (as adjusted under the anti-dilution provision) to 1,500,000 shares (subject to adjustment under the anti-dilution provision). By increasing the number of shares authorized and reserved for issuance under the Purchase Plan, the Company will be able to continue to provide this benefit to new and existing employees.

A summary of the Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the proposed amended and restated Purchase Plan, as amended by the Board of Directors’ resolution for which shareholder approval is sought under this Proposal, which is filed as Appendix A (incorporating the proposed amendment and all prior amendments to the Purchase Plan) attached to this proxy statement.

Administration

The Purchase Plan is currently administered by the Salary and Benefits Committee of the Company’s Board of Directors. This committee, acting as Plan Administrator, has full authority to interpret the Purchase Plan, to prescribe, amend and rescind rules and regulations relating to this Purchase Plan, and to make all other determinations necessary or advisable in administering this Purchase Plan. All expenses incurred in the purchase of shares of Common Stock from the Company or in the open market under the Purchase Plan shall be paid by the Company.

Securities Subject to the Purchase Plan

Including the 770,000 share increase for which shareholder approval is sought under this Proposal 2, 1,500,000 shares of Common Stock will be reserved for issuance over the term of the Purchase Plan, subject to further anti-dilution adjustments. The number of shares reserved under the Purchase Plan will be adjusted proportionally to avoid any dilution in the event of any stock dividend or stock split with respect to the shares of Common Stock, or reclassification or similar change in the Common Stock. Shares of Common Stock subject to this Purchase Plan may, at the election of the Company, be acquired by the Company or its agent through purchases in the open market, from the Company’s treasury or through original issuances of authorized shares for such purpose.

Eligibility and Participation

Currently, all employees of the Company, or of any existing or future subsidiaries of the Company designated by the Plan Administrator on or after the effective date of the Purchase Plan, are eligible to participate in the Purchase Plan (“Eligible Employees”). The following individuals are not considered Eligible Employees: (i) any director, honorary director or advisory director of the Company or any subsidiary of the Company who is not an employee of the Company; (ii) a worker employed by an organization which hires its own employees and assigns them to the Company to support or supplement the Company’s work; (iii) an employee who, immediately after the participation, would own directly or indirectly shares of the capital stock of the Company representing 5% or more of the total combined voting power or value of all classes of shares of capital stock of the Company or any parent or subsidiary corporation of the Company; or (iv) an employee who has, during the calendar year, purchased stock under the Purchase Plan and under any other employee stock purchase plan of the Company or any parent or subsidiary corporation of the Company with an aggregate Fair Market Value (as defined below) equal to or exceeding $25,000.

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As of February 15, 2012, 637,828 shares of Common Stock had been issued under the Purchase Plan, and 92,172 shares would be available for future issuance, excluding the 770,000 share increase under this Proposal 2. As of February 29, 2012, the Company estimates that approximately 523 employees, including 14 executive officers, were eligible to participate in the Purchase Plan.

Participation and Withdrawal

Each Eligible Employee may elect to participate in the Purchase Plan effective as the first day of any month following the Eligible Employee’s last date of hire by the Company (the “Enrollment Date”) by delivering to the Company’s payroll department no later than 15 days prior to the Enrollment Date a signed enrollment form authorizing salary deduction for purchases under the Purchase Plan. The salary deduction may be specified as a dollar amount or a percentage of the employee’s regular salary, but may not exceed 5% of his or her regular salary. In no event may a participant purchase more than 10,000 shares under the Purchase Plan in a single month. A participant may at any time withdraw from the Purchase Plan and cease to be a participant in the Purchase Plan by delivering written notice within 15 days of the effective date of the withdrawal to the Company’s payroll department. A participant may increase or decrease the amount of the employee’s payroll deduction by filing a new enrollment form with the Company’s payroll department.

Purchase Price

The Common Stock purchased under the Purchase Plan will be purchased on an Investment Date, which is defined as the last business day of each month. With respect to treasury shares or shares of the Company’s Common Stock originally issued by the Company to the Purchase Plan, the purchase price of such shares will be 95% of the Fair Market Value, which is defined as closing sale price per share of the Company’s Common Stock as reported on the Nasdaq or any exchange on which the Common Stock is then listed on the Investment Date or the next preceding trading day if the Common Stock is not traded on the purchase date. The purchase price of the Common Stock to be acquired in the open market will be the Fair Market Value. However, if shares are to be purchased in the open market, the Company will make contributions to such employee’s contribution account on the Investment Date equal to 5.263% of the amounts contributed by the employee so that the effective purchase price remains 95% of the Fair Market Value. Notwithstanding the foregoing, in no event may the purchase price be less than the par value of the Common Stock, which is $0.10.

On March 22, 2012, the Fair Market Value of the Common Stock on Nasdaq was $1.82 per share.

Rights as Shareholder

Each employee participating in the Plan will be a beneficial owner of shares purchased by him or her in the Purchase Plan. Any cash dividends paid by the Company with respect to the whole shares of Common Stock in the employee’s plan stock account will be held by the Company without interest and shall be reinvested automatically in additional whole shares of Common Stock on the next Investment Date and such additional shares will be added to the same stock account. Each participant will have the right twice a year to (a) obtain a certificate for the number of shares of the Company’s Common Stock credited to a participating employee’s stock account; or (b) direct that any whole shares of the Company’s Common Stock be sold and that the proceeds, less expenses of sales be remitted to such employee; in each event such stock account shall be reduced by such number of shares. The participants will receive any and all information that is disseminated to the Company’s other shareholders, including a proxy to vote any shares in the stock account. However, the employees may only vote such shares by proxy. No right or interest of any participating employee under the Purchase Plan may be assigned or transferred, except by will or according to the laws of descent and distribution and no rights under the Purchase Plan may be exercised by any person other than the participating employee during the lifetime of such employee.

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Certain Federal Income Tax Effects

The following is a summary of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the Fair Market Value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the Fair Market Value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) five percent (5%) of the Fair Market Value of the shares on the participant’s entry date into that purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of sale or disposition of the shares equal to the lower of (i) the amount by which the Fair Market Value of the shares on the sale or disposition exceeds the purchase price paid for those shares or (ii) five percent (5%) of the Fair Market Value of the shares on the participant’s entry date into the purchase period in which those shares were acquired.

Amendment and Termination

The Purchase Plan will terminate on the Investment Date when the participating employees become entitled to purchase a number of shares of Common Stock greater than the number of reserved shares remaining available for purchase.

The Board of Directors may also at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without shareholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

Benefits to Named Executive Officers and Others

The table below shows, as to each of the Company’s executive officers named in the 2011 Summary Compensation Table of the Executive Compensation section of this Proxy Statement and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan during the 2011 fiscal year, together with the weighted average purchase price paid per share.

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Employee Stock Purchase Plan Transactions

	Dollar Value of Shares	Number of Shares
Name and Position	Purchased	Purchased

Dennis S. Hudson, III Chairman & Chief Executive Officer of Seacoast and the Bank	—	—

William R. Hahl Executive Vice President & Chief Financial Officer of Seacoast and the Bank	—	—

O. Jean Strickland Senior Executive Vice President of Seacoast and President & Chief Operating Officer of the Bank	—	—

H. Russell Holland, III Executive Vice President & Chief Lending Officer of Seacoast and the Bank	—	—

David D. Houdeshell Executive Vice President & Chief Credit Officer of Seacoast and the Bank	—	—

Executive Group	—	—

Non-Executive Director Group	n/a	n/a

Non-Executive Officer Employee Group	$189,212	125,306

______________

(1)	Value shown is based upon a weighted average purchase price of $1.51 per share.

The benefits to be received by the Company’s executive officers, directors and employees as a result of the proposed amendment and restatement of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of Common Stock have been issued, with respect to the 770,000 share increase for which shareholder approval is sought under this Proposal.

Proposal 2 will amend Section 2 of the Purchase Plan to read in its entirety as follows:

“2. SHARES RESERVED FOR THE PLAN

There shall be made available for purchase by employees under this Plan an aggregate of 1,500,000 shares of Common Stock, subject to adjustment as provided in Section 10 of this Plan. Shares of Common Stock subject to this Plan may, at the election of the Company, be acquired by the Company or its agent through purchases in the open market, from the Company’s treasury or through original issuances of authorized shares for such purpose.”

This Proposal requires approval by the affirmative vote of a majority of votes cast at the Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee, acting pursuant to authority delegated to it by the Board of Directors, appointed KPMG LLP, an independent registered certified public accounting firm, as independent auditors for Seacoast and its subsidiaries for the fiscal year ending December 31, 2011 and has appointed KPMG LLP to serve as the Company’s independent auditor for the fiscal year ending December 31, 2012. Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s appointment of KPMG LLP for ratification by the shareholders in order to ascertain the views of the shareholders regarding such appointment and as a matter of good corporate practice. If the shareholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment. KPMG LLP has served as independent auditors for Seacoast and its subsidiaries since 2004.

Representatives of KPMG LLP will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm, if they so desire, and will also be available to respond to appropriate questions from shareholders.

All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the ratification of the appointment of KPMG LLP for the fiscal year ending December 31, 2012.

Ratification of this proposal requires approval by the affirmative vote of a majority of votes cast at the Meeting.

The Board of Directors unanimously recommends a vote "FOR" Proposal 3.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

 AUDIT AND NON-AUDIT FEES

KPMG LLP’s report on Seacoast’s consolidated financial statements for the fiscal year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP’s report on Seacoast’s internal control over financial reporting expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011. KPMG LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2011 and 2010, and fees billed and received as of March 13, 2012, for other services rendered by KPMG LLP during these years.

	2010	2011
Audit Fees (1)	$500,000	$530,000
Audit-Related Fees (2)	$35,500	$114,700
Tax Fees	$0	$0
All Other Fees (3)	$7,500	$6,500

(1)	Includes the aggregate fees billed by KPMG LLP for professional services and expenses rendered for the audit of the Company’s consolidated financial statements, reviews of consolidated financial statements included in the Company’s Forms 10-Q filed during the respective fiscal year, and audit of the Company’s internal control over financial reporting.

(2)	Includes the aggregate fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” For 2010, these services primarily relate to the audit of the Bank for HUD compliance, the audit of the broker-dealer subsidiary of the Bank and related agreed upon procedures. For 2011, these services primarily relate to the 2010 and 2011 audits of the Company’s compliance with requirements applicable to U.S. Department of Housing and Urban Development (HUD) assisted programs, and related attestation reporting thereon.

(3)	Includes the aggregate fees billed by KPMG LLP for professional services performed in connection with the Company’s filing of certain registration statements and the related issuance of comfort letters and consents.

Pre-Approval Policy

Under the Audit Committee’s Charter, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the independent auditors. All services set forth above under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2.01(c)(7)(i).

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PROPOSAL 4

APPROVAL OF an extension of the board of directors’ authority

TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

On May 26, 2011, shareholders approved a proposal to amend the Articles of Incorporation to permit our Board of Directors to (i) effect a reverse stock split of our Common Stock at any time prior to May 25, 2012 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for-25 or 1-for-30, as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our Common Stock by the reverse stock split ratio determined by the Board of Directors. On January 17, 2012, the Board of Directors adopted resolutions (i) declaring that it was advisable to extend the time period under which the Board may effect a reverse stock split of our Common Stock to occur at any time prior to May 23, 2013, (ii) reducing the possible reverse split ratios to 1-for-5 or 1-for-10; and (iii) directing that a proposal to approve the extension of such time period for effecting a reverse stock split at such ratios be submitted to the shareholders of our Common Stock for their approval at the Meeting.

The Reverse Stock Split Proposal

The form of the proposed amendment to our Articles of Incorporation to effect the reverse stock split is attached as Appendix B and is substantially the same form of the amendment previously approved by shareholders at our 2011 Annual Meeting. If approved by our shareholders, this proposal would extend from May 25, 2012 to May 23, 2013 the approval permitting (but not requiring) the Board of Directors to effect a reverse stock split of our Common Stock at any time prior to May 23, 2013 at one of two reverse split ratios, 1-for-5 or 1-for-10, with the exact ratio to be set by the Board of Directors in its sole discretion. We believe that enabling the Board of Directors to choose one of the two possible ratios will provide us with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for our shareholders by allowing us to restore our Common Stock price to a normalized trading level, which will enhance liquidity and will also allow us to reduce certain of our transaction costs (e.g., proxy solicitation fees). In determining a ratio, if any, following the receipt of shareholder approval, the Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse stock split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the reverse stock split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the reverse stock split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the reverse stock split determined by the Board of Directors, five or ten shares of existing Common Stock will be combined into one share of Common Stock. The number of shares of Common Stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the Board of Directors. The amendment to our Articles of Incorporation that is filed to effect the reverse stock split, if any, will include only the reverse split ratio determined by the Board of Directors to be in the best interests of our shareholders and the other proposed amendment at a different ratio will be abandoned.

If the reverse stock split is effected, we will also proportionately reduce the number of authorized shares of our Common Stock, as described below in “Authorized Shares.” Accordingly, we are also proposing to adopt amendments to our Articles of Incorporation to reduce the total number of authorized shares of Common Stock, depending on the reverse split ratio determined by the Board of Directors. The amendment to our Articles of Incorporation that is filed in connection with the reverse stock split, if any, will include only the total number of authorized shares of Common Stock that reflects the reverse split ratio determined by the Board of Directors to be in the best interests of shareholders. If the Board of Directors abandons the reverse stock split, it will also abandon the related reduction in the number of authorized shares.

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To avoid the existence of fractional shares of our Common Stock, shareholders of record who would otherwise hold fractional shares as a result of the reverse stock split will be entitled to receive cash (without interest) in lieu of such fractional shares from our transfer agent. The total amount of cash that will be paid to holders of fractional shares following the reverse stock split will be an amount equal to the net proceeds (after customary brokerage commissions, other expenses and applicable withholding taxes) attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. Holders of fractional shares as a result of the reverse stock split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they owned.

Background and Reasons for Proposal 4

The Board of Directors is submitting the reverse stock split proposal to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, we believe that effecting the reverse stock split is in the Company’s and our shareholders’ best interests. The reverse stock split, if approved and implemented by the Board of Directors, will enhance liquidity and will also allow us to reduce certain of our transaction costs (e.g., proxy solicitation fees).

We believe that the reverse stock split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that a reverse stock split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the reverse stock split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Procedure for Implementing the Reverse Stock Split

The reverse stock split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of the Articles of Amendment, in the form approved by the shareholders, with the Secretary of State of the State of Florida. The exact timing of the filing of the Articles of Amendment that will effect the reverse stock split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the Articles of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the reverse stock split. If the Articles of Amendment effecting the reverse stock split and related share decrease have not been filed with the Secretary of State of the State of Florida by the close of business on May 23, 2013, the Board of Directors will abandon the reverse stock split.

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Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the reverse stock split determined by the Board of Directors, five or ten shares of existing Common Stock will be combined into one new share of Common Stock. The number of shares of Common Stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the Board of Directors. Additionally, we will also proportionately reduce the number of authorized shares of our Common Stock. The table below illustrates the effect, as of March 12, 2012, of the reverse stock split at each possible ratio on the number of authorized shares of Common Stock (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Authorized Shares of Common Stock Following the Reverse Stock Split

1-for-5	60,000,000
1-for-10	30,000,000

The actual number of authorized shares after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

The reverse stock split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of our Common Stock to the extent there are currently shareholders who would otherwise receive less than one share of Common Stock after the reverse stock split. In addition, the reverse stock split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities. Stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the Nasdaq Global Select Market under the symbol “SBCF,” or such other trading symbol as may be applicable at the time.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the reverse stock split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse stock split and making payment for fractional shares. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold registered shares in book-entry form with the transfer agent will be sent a transmittal letter by the transfer agent after the Effective Time and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the reverse stock split.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate. If a shareholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “Fractional Shares.”

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we do not expect to issue certificates representing fractional shares. Shareholders of record who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately determined by the Board of Directors will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares from our transfer agent. Our transfer agent will aggregate all fractional shares following the reverse stock split and sell them into the market. The total amount of cash that will be paid to holders of fractional shares following the reverse stock split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to such sale. Holders of fractional shares as a result of the reverse stock split will be paid such proceeds on a pro rata basis, depending on the amount of fractional shares that they owned.

If a shareholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the shareholder will receive a check as soon as practicable after the Effective Time and after the shareholder has submitted an executed transmittal letter and surrendered all Old Certificates, as described above in “Holders of Certificated Shares of Common Stock.” Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee should contact their bank, broker, custodian or other nominee for information on the treatment and processing of fractional shares by their bank, broker, custodian or other nominee. By signing and cashing the check, shareholders will warrant that they owned the shares of Common Stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

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Authorized Shares

If and when the Board of Directors elects to effect the reverse stock split, we will also reduce the number of authorized shares of Common Stock in proportion to the reverse stock split ratio. The reduction in the number of authorized shares would be effected by the filing of the Articles of Amendment, as discussed above. The table on page 62 under “Effect of the Reserve Stock Split on Holders of Outstanding Common Stock” shows the number to which authorized shares of Common Stock will be reduced resulting from the hypothetical reverse stock split ratios. The actual number of authorized shares after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

Effect of the Reverse Stock Split on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio determined by the Board of Directors.

Accounting Matters

The proposed amendments to our Articles of Incorporation will not affect the par value of our Common Stock per share, which will remain $.10 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

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This summary is based on the provisions of the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

U.S. Holders

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the reverse stock split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis in the Common Stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered. Holders who have blocks of existing Common Stock with different bases or holding periods or both should consult their tax advisers regarding the allocation of these to the Common Stock received upon the reverse stock split.

A U.S. holder who receives cash in lieu of a fractional share of our Common Stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our Common Stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the reverse stock split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The discussion in this section is addressed to “non-U.S. holders.” A non-U.S. holder is a beneficial owner of our Common Stock who is a foreign corporation or a non-resident alien individual.

Generally, non-U.S. holders will not recognize any gain or loss upon the reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

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U.S. Information Reporting and Backup Withholding. In general, backup withholding and information reporting will not apply to the payment of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the reverse stock split if the non-U.S. holder certifies under penalty of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Appraisal Rights

Under Florida law and our Articles of Incorporation, holders of our Common Stock will not be entitled to appraisal rights with respect to the reverse stock split.

Vote Required to Approve the Amendment and Recommendation

This Proposal 4 requires approval by the affirmative vote of a majority of votes cast at the Meeting. Our Board of Directors has determined that the reverse stock split will not have the effect, directly or indirectly, of increasing, other than pro rata, the proportionate amount of voting shares of the Company or any of our subsidiaries which are beneficially owned of any person that is an affiliate of the Company immediately before the transaction.

The Board of Directors unanimously recommends a vote “FOR” Proposal 4.

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PROPOSAL 5

ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As a participant in the CPP, we are required to include in this Proxy Statement and present at the Meeting a non-binding shareholder vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation rules of the SEC. This Proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of the Company’s executives as disclosed in this Proxy Statement. An annual say-on-pay vote by shareholders is required as long as the Company is a participant in the CPP. The Proposal will be presented at the Meeting in the form of the following resolution:

RESOLVED, that the holders of Common Stock of the Company approve the compensation of the Company’s executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Company’s Proxy Statement for the Annual Meeting.

As provided under the American Recovery and Reinvestment Act of 2009, this vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board of Directors or create or imply any additional fiduciary duty on the Board of Directors.  Nor will it affect any compensation paid or awarded to any executive.  The Salary and Benefits Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract and retain experienced, qualified talent critical to our long-term success and enhancement of shareholder value.  Seacoast’s Board of Directors believes that our compensation policies and procedures achieve this objective.

This Proposal 5 requires approval by the affirmative vote of a majority of votes cast at the Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal 5.

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PROPOSAL 6

ADJOURNMENT OF THE ANNUAL MEETING

Proposal 6 would give the proxy holders discretionary authority to vote to adjourn the Meeting for up to 120 days if there are not sufficient shares voted at the Meeting, in person or by proxy, to approve Proposals 1, 2, 3, 4 and 5.

If the Company desires to adjourn the Meeting, the presiding officer at the Meeting will request a motion that the Meeting be adjourned for up to 120 days with respect to Proposals 1, 2, 3, 4 and 5 (and solely with respect to Proposals 1, 2, 3, 4 and 5 provided that a quorum is present at the Meeting), and no vote will be taken on those proposals at the originally scheduled Meeting. Unless revoked prior to its use, any proxy solicited for the Meeting will continue to be valid for any adjourned meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for Proposals 1, 2, 3, 4 and 5.

Approval of this Proposal will allow the Company, to the extent that shares voted by proxy are required to approve a proposal, to adjourn the Meeting, to solicit additional proxies to determine whether sufficient shares will be voted in favor of or against Proposals 1, 2, 3, 4 and 5. If the Company is unable to adjourn the Meeting to solicit additional proxies, Proposals 1, 2, 3, 4 and 5 may fail, not because shareholders voted against the proposals, but rather because there were not sufficient shares represented at the Meeting to approve Proposals 1, 2, 3, 4 and 5. The Company has no reason to believe that an adjournment of the Meeting will be necessary at this time.

This Proposal requires approval by the affirmative vote of a majority of votes cast at the Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal 6.

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SHAREHOLDER PROPOSALS FOR 2013

To be considered for inclusion in the Company’s proxy statement and proxy card for the 2013 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices no later than December 6, 2012, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

If you do not wish to submit a proposal for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2013 Annual Meeting of Shareholders, you must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice (including a notice recommending a director candidate) must be delivered to the Company’s principal executive offices no fewer than 60 nor more than 90 days before the one-year anniversary of the date of the Meeting. To be timely, the written notice (including a notice recommending a director candidate) must be received no earlier than February 23, 2013 and no later than March 25, 2013. The notice must describe your proposal in reasonable detail and provide certain other information required by the Company’s Articles of Incorporation. A copy of the Company’s Articles of Incorporation is available upon request from the Company’s Secretary.

OTHER MATTERS

Management of Seacoast does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

Principal Offices

The principal executive offices of Seacoast are located at 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, and its telephone number is (772) 287-4000.

Annual Report on Form 10-K

Upon the written request of any person whose proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, P.O. Box 9012, Stuart, Florida 34995.

By Order of the Board of Directors,

DENNIS S. HUDSON III
Chairman & Chief Executive Officer

April 9, 2012

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Appendix A

Amended and Restated Employee Stock Purchase Plan

SEACOAST BANKING CORPORATION OF FLORIDA

PROPOSED AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE AND EFFECT

The purpose of the Seacoast Banking Corporation of Florida Employee Stock Purchase Plan (the “Plan”) is to encourage and enable employees of Seacoast Banking Corporation of Florida (the “Company”) and any designated subsidiaries of the Company to acquire proprietary interests in the Company through ownership of the Company’s $.10 par value Class A common stock (the “Common Stock”). The Company believes that employees who participate in this Plan will have a closer identification with the Company and greater motivation to work for the Company’s success by virtue of their ability as shareholders to participate in the Company’s growth and earnings. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 (“Section 423”) of the Internal Revenue Code of 1986 (the “Code”), as now in effect or hereafter amended, and this Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of such Section 423.

2.	SHARES RESERVED FOR THE PLAN

There shall be made available for purchase by employees under this Plan an aggregate of 1,500,000 shares of the Common Stock, subject to adjustment as provided in Section 10 of this Plan. Shares of Common Stock subject to this Plan may, at the election of the Company, be acquired by the Company or its agent through purchases in the open market, from the Company’s treasury or through original issuances of authorized shares for such purpose.

3.	ADMINISTRATION OF THE PLAN

This Plan shall be administered, at the expense of the Company, by the Salary and Benefits Committee of the Board of Directors of the Company, which shall be designated the “Committee” for purposes of this Plan. The Committee may request advice or assistance or employ such other persons as may be necessary for the proper administration of this Plan. Subject to the express provisions of this Plan, the Committee shall have the authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable in administering this Plan. All of such determinations shall be final and binding upon all persons unless otherwise determined by the Board of Directors of the Company.

4.	ELIGIBILITY

(a)	All employees of the Company, or of any existing or future subsidiaries of the Company designated by the Committee on or after the effective date of this Plan, shall be eligible to participate in the Plan (‘Eligible Employees’). The following individuals shall not be considered Eligible Employees: (i) any director, honorary director or advisory director of the Company or any subsidiary of the Company who is not an employee of the Company; and (ii) a worker employed by an organization which hires its own employees and assigns them to the Company to support or supplement the Company’s work force in situations such as employee absences, temporary skill shortages, seasonal workload conditions, and special assignments and projects.

(b)	An employee of the Company who would otherwise be an Eligible Employee under paragraph 4(a) above shall not be eligible to participate in the Plan so long as and to the extent that such employee:

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(i)	on the first day of any month, would own directly or indirectly (using the attribution rules of Code Section 424(d)) shares of the capital stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any parent or subsidiary corporation of the Company; or

(ii)	has, during the calendar year, purchased stock under the Plan and under any other employee stock purchase plan then maintained by the Company or any parent or subsidiary corporation of the Company having an aggregate Fair Market Value (as defined in Section 6 below) equal to or exceeding $25,000.

5.	PARTICIPATION AND WITHDRAWAL

(a)	Each Eligible Employee may elect to participate in this Plan effective as the first day of any month following the Eligible Employee’s last date of hire by the Company (the “Enrollment Date”) by delivering to the Company’s Payroll Department no later than 15 days prior to the Enrollment
Date a signed Enrollment Form authorizing:

(i)	a specified dollar deduction (not to be less than $10.00 or to exceed 5%) from the Eligible Employee’s regular salary (excluding overtime, bonuses, commissions, salary deferrals under a 401(k) plan, and other special compensation); or

(ii)	a specified percentage deduction (not to be less than 1% or more than 5%) from the Eligible Employee’s regular salary (excluding overtime, bonuses, commissions, salary deferrals under a 401(k) plan, and other special compensation) paid by the Company to the Eligible Employee.

Notwithstanding the foregoing, in no event may an Eligible Employee subscribe for and purchase under the Plan more than 10,000 shares of Common Stock for a single month, subject to adjustment as provided in Section 10 of this Plan. Eligible Employees who elect to participate in this Plan are hereinafter referred to as “Participating Employees.”

(b)	[Reserved]

(c)	A Participating Employee may at any time withdraw from the Plan and cease to be a Participating Employee in the Plan by delivering written notice within 15 days of the effective date of the withdrawal to the Company’s Payroll Department. An Employee who has ceased to be a Participating Employee may not again become a Participating Employee until he delivers an Enrollment Form to the Company’s payroll office no later than 15 days prior to the next Enrollment Date. A Participating Employee may increase or decrease the amount of the Employee’s payroll deduction by filing a new Enrollment Form with the Company’s Payroll Department at least 15 days prior to the next Enrollment Date which shall become effective on the first payroll date beginning after receipt of the Enrollment Form by the Company’s Payroll Department. An increase or decrease in the Employee’s payroll deduction may not be made more than once during any calendar month.

6.	PURCHASE PRICE

The purchase price (“Purchase Price”) for each whole and fractional share of Common Stock purchased under this Plan, including shares purchased by dividend reinvestment, shall be:

(a)	with respect to treasury shares or shares of Common Stock originally issued by the Company to the Plan, in an amount equal to ninety-five percent (95%) of the Fair Market Value of such whole shares on the Investment Date, or, if the Common Stock is not traded on such day, on the next preceding day on which the Common Stock was traded, with “Fair Market Value” defined for purposes of this paragraph (a) as the closing sale price per share of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System or any exchange on which the Common Stock is then listed; and

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(b)	with respect to shares of Common Stock to be acquired in the open market on an Investment Date, or, if the Common Stock is not traded on such day, on the next succeeding day on which the Common Stock is traded, equal to the Fair Market Value of such whole shares on such day, with Fair Market Value defined for purposes of this paragraph (b) as the actual per share purchase price of such shares on the NASDAQ National Market System or other exchange on which the Common Stock is then listed.

Notwithstanding the foregoing, in no event may the Purchase Price be less than the par value of the Common Stock.

7.	METHOD OF PURCHASE AND STOCK ACCOUNTS

(a)	The last business day of each month shall be an “Investment Date” under this Plan. Each Participating Employee having eligible funds in the Participating Employee’s Contribution Account on an Investment Date shall be deemed, without any further action, to have exercised the right to purchase the number of whole shares of Common Stock which the funds in the Participating Employee’s Contribution Account could purchase at the Purchase Price on such Investment Date. Fractional shares shall not be purchased under the Plan. If such shares are to be purchased from the Company’s treasury or through issuances of newly issued stock, the Plan will purchase on the Investment Date the number of whole shares of Common Stock which could be purchased by the funds contained in such Participating Employee’s Contribution Account at a per share Purchase Price as defined in paragraph 6(a) above. If the shares are to be purchased in the open market, the Plan will contribute to the Contribution Account maintained for each Participating Employee on each Investment Date with respect to which shares of Common Stock will be purchased in the open market, a cash amount equal to the product of .05263 multiplied by the amount contained in the Contribution Account, and will purchase on the Investment Date (or, if the Common Stock is not traded on the Investment Date, on the next succeeding day on which the Common Stock is traded) the number of whole shares of Common Stock which could be purchased by the funds contained in such Participating Employee’s Contribution Account at a per share Purchase Price as defined in paragraph 6(b) above. All whole shares purchased (rounded to the nearest ten thousandth) shall be maintained by the Company in separate Stock Accounts for each Participating Employee.

(b)	Any and all cash dividends paid with respect to the whole shares of Common Stock held in a Participating Employee’s Stock Account shall be held by the Company without interest and shall be automatically reinvested on the next Investment Date in shares of Common Stock as provided under paragraph (a) above. The whole shares of Common Stock so purchased shall be added to the shares held for each Participating Employee in the Participating Employee’s Stock Account.

(c)	As soon as practicable after each Investment Date, each Participating Employee shall receive a statement confirming the purchase of shares of Common Stock for the Participating Employee’s Stock Account and indicating the date of purchase, the number of shares purchased, the Purchase Price for such shares and the cumulative total number of shares credited to the Participating Employee’s Stock Account after such purchase.

(d)	All expenses incurred in the purchase of shares of Common Stock from the Company or in the open market under this Plan shall be paid by the Company.

8.	RIGHTS AS SHAREHOLDER

(a)	Each Participating Employee shall have the right twice per calendar year to obtain a certificate for the number of whole shares of Common Stock credited to such Participating Employee’s Stock Account, in which event such Participating Employee’s Stock Account shall be reduced by such number of whole shares.

(b)	Each Participating Employee shall have the right twice per calendar year to direct that any whole shares of Common Stock credited to such Participating Employee’s Stock Account be sold and that the proceeds, less expenses of sale, be remitted to such Participating Employee, in which event such Participating Employee’s Stock Account shall be reduced by such number of whole shares.

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(c)	As a beneficial owner of shares of Common Stock, each Participating Employee shall receive any and all information that is disseminated to the Company’s other shareholders. Each Participating Employee will also receive a proxy to vote any shares of Common Stock credited to such Participating Employee’s Stock Account. Shares of Common Stock credited to the Stock Account of a Participating Employee will not be voted if such Participating Employee does not give voting instructions as to such shares by proxy.

9.	RIGHTS NOT TRANSFERABLE

No right or interest of any Participating Employee under this Plan may be assigned or transferred by such Participating Employee except by will or according to the laws of descent and distribution, and no rights under this Plan may be exercised by any person other than the Participating Employee during the lifetime of the Participating Employee. An attempt by a Participating Employee to transfer his or her rights under the Plan shall be deemed a request to withdraw from the Plan under paragraph 5(c) hereof.

10.	ADJUSTMENT IN CASE OF CHANGES AFFECTING THE COMMON STOCK, MERGER OR LIQUIDATION

In the event of any stock dividend or stock split with respect to the shares of Common Stock, or reclassification or similar change in the Common Stock, the number of shares of Common Stock to be made available by the Company for purchase under this Plan shall be adjusted proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Board of Directors of the Company to prevent the diminution of the rights of Participating Employees under this Plan.

Subject to any required action by the shareholders of the Company, if the Company is the surviving or resulting corporation in any merger or consolidation, this Plan shall apply to the securities to which a holder of Common Stock subject to the Plan would have been entitled to purchase pursuant to the terms of the merger or consolidation. Upon the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Committee may (i) terminate the Plan, issue certificates for shares to Participating Employees pursuant to the procedures described in Section 11 below and pay to Participating Employees amounts credited to their respective Contribution Accounts, (ii) continue the Plan with such securities subject to the Plan as a holder of the Common Stock subject to the Plan would have been entitled to receive pursuant to the terms of the dissolution, liquidation, merger or consolidation, or (iii) some combination of (i) and (ii).

11.	RETIREMENT, TERMINATION, DEATH OR WITHDRAWAL

Upon the death, retirement or other termination of employment of a Participating Employee, or the withdrawal of a Participating Employee as provided by paragraph 5(c) of this Plan, the former Participating Employee, or a deceased Employee’s executor, administrator, or other personal representative shall receive delivery of the amount of such Participating Employee’s Contribution Account and a certificate representing the number of whole shares of Common Stock then credited to such Participating Employee’s Stock Account. Any fractional share of Common Stock then credited to such Participating Employee’s Stock Account shall be sold and the proceeds of such sale shall be remitted, less selling expenses, to such Participating Employee or a deceased Employee’s executor, administrator, or other personal representative.

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12.	AMENDMENT OF PLAN

The Board of Directors of the Company shall have the power at any time and from time to time to amend this Plan in whole or in part, except that no amendment may be made which:

(a)       increases the number of shares of Common Stock subject to the Plan (other than pursuant to Section 10 of this Plan);

(b)       reduces the Purchase Price; or

(c)        permits persons, other than Eligible Employees, to participate in the Plan except with approval of such amendment by the shareholders of the Company.

13.	TERMINATION OF PLAN

This Plan and all rights of Eligible and Participating Employees hereunder shall terminate:

(a)        on the Investment Date on which the Participating Employees become entitled to purchase a number of shares of Common Stock greater than the number of reserved shares remaining available for purchase;

(b)        at any time in the discretion of the Board of Directors of the Company; or

(c)        in the event that the Plan is not approved by the shareholders of the Company within 12 months of the adoption hereof by the Company’s Board of Directors.

In the event of the termination of this Plan under subparagraph (a) above, the reserved shares of Common Stock remaining as of the termination date shall be issued to the Participating Employees on a pro rata basis according to the respective amounts then credited to their Contribution Accounts.

14.	EFFECTIVE DATE OF PLAN

This Plan shall become effective on January 1, 1989, or as soon thereafter as a Registration Statement under the Securities Act of 1933, as amended, covering the shares of Common Stock to be made available for purchase under this Plan has become effective.

15.	GOVERNMENT AND OTHER REGULATIONS

This Plan, the grant and exercise of the rights to purchase shares of Common Stock hereunder, and the Company’s obligation to issue or acquire and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

16.	INTERIM PROVISIONS

Notwithstanding any other provision of this Plan, this Section 16 shall be effective until the Plan has been approved or disapproved by the shareholders of the Company at the next meeting of shareholders after the adoption hereof at which approval of the Plan is considered. An officer and director of the Company who has filed or is required to file a Form 3 Initial Statement of Beneficial Ownership of Securities with respect to the Common Stock under Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), shall be permitted to participate in the Plan, but shall not be entitled to receive a distribution of any shares of Common Stock purchased under the Plan until such time as the Plan has been approved by the shareholders of the Company as contemplated by Rule 16b-3 promulgated under the Exchange Act. In the event that the Plan is not approved by the Company’s shareholders as contemplated by such Rule 16b-3, shares of Common Stock held for an officer or director will be forfeited and the officer or director shall be paid, on the date it is determined that shareholder approval as contemplated by Rule 16b-3 will not be obtained, the lesser of: (i) the aggregate amount previously contributed to the officer’s or director’s Contribution Account, without interest, and (ii) the Fair Market Value of any shares of Common Stock held for the officer or director and any amounts contained in the Contribution Account of the officer or director.

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17.	MISCELLANEOUS

(a)	Tax Withholding. The Committee may make appropriate provisions for withholding of federal, state and local income taxes, and any other taxes, from a Participating Employee’s compensation to the extent the Committee deems such withholding to be legally required.

(b)	Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Florida except to the extent such laws are preempted by the laws of the United States.

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Appendix B

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SEACOAST BANKING CORPORATION OF FLORIDA

(REVERSE STOCK SPLIT)

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SEACOAST BANKING CORPORATION OF FLORIDA

SEACOAST BANKING CORPORATION OF FLORIDA, a corporation organized and existing under the laws of the State of Florida (the “Corporation”), in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”) thereof, hereby certifies:

I.

The name of the Corporation is “Seacoast Banking Corporation of Florida.”

II.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the FBCA of this Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation, each [five][ten] (1) shares of the Corporation’s common stock, par value $0.10 per share, issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.10 per share, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmittal letter by a shareholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the shareholder’s Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

At the Effective Time of the Reverse Stock Split, the authorized number of shares of Common Stock of the Corporation is reduced to [                ] (2) shares. Section 4.01 of the Corporation’s Amended and Restated Articles of Incorporation has been amended to read in its entirety as follows:

4.01          General. The total number of shares of all classes of capital stock (“Shares”) which the Corporation shall have the authority to issue is [                ](3) consisting of the following classes:

(1) [                ] (2) Shares of common stock, $.10 par value per share (“Common Stock”); and

(2) 4,000,000 Shares of preferred stock, $.10 par value per share (“Preferred Stock”).

1 As determined by the Board of Directors.

2 The total number of shares of Common Stock authorized will be reduced by the reverse stock split ratio determined by the Board of Directors.

3 The total number of shares of all class of stock authorized will be the sum of the number of shares of Common Stock authorized and the number of shares of Preferred Stock authorized.

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III.

The only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of Corporation’s common stock. These Articles of Amendment were duly adopted by the shareholders on [•], 2012 at the Corporation’s annual meeting of shareholders. The number of votes cast for the amendments above by the shareholders was sufficient for their approval.

IN WITNESS WHEREOF, Seacoast Banking Corporation of Florida has caused this Articles of Amendment to be signed by Dennis S. Hudson, III, its Chairman and Chief Executive Officer, this ___ day of                .

SEACOAST BANKING CORPORATION OF FLORIDA

By:
Name:	Dennis S. Hudson, III
Title:	Chairman and Chief Executive Officer

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